Exhibit 4.1

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

each as Co-Issuer,

and

CITIBANK, N.A.,

as Trustee and Series 2019-1 Securities Intermediary

SERIES 2019-1 SUPPLEMENT

Dated as of November 19, 2019

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of March 15, 2012

$200,000,000 Series 2019-1 Variable Funding Senior Secured Notes, Class A-1

$675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2

(i)

ANNEXES

Annex A	—	Series 2019-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1	—	Form of Series 2019-1 Class A-1 Advance Note
Exhibit A-1-2	—	Form of Series 2019-1 Class A-1 Swingline Note
Exhibit A-1-3	—	Form of Series 2019-1 Class A-1 L/C Note
Exhibit A-2-1	—	Form of Restricted Global Series 2019-1 Class A-2 Note
Exhibit A-2-2	—	Form of Regulation S Global Series 2019-1 Class A-2 Note
Exhibit A-2-3	—	Form of Unrestricted Global Series 2019-1 Class A-2 Note
Exhibit B-1	—	Form of Transfer Certificate for Transfers of Series 2019-1 Class A-1 Notes
Exhibit B-2	—	Form of Transferee Certificate for Series 2019-1 Class A-2 Notes for Transfers of Interests in Restricted Global Notes to Interests in Regulation S Global Notes
Exhibit B-3	—	Form of Transferee Certificate for Series 2019-1 Class A-2 Notes for Transfers of Interests in Restricted Global Notes to Interests in Unrestricted Global Notes
Exhibit B-4	—	Form of Transferee Certificate for Series 2019-1 Class A-2 Notes for Transfers of Interest in Regulation S Global Notes or Unrestricted Global Notes to Persons Taking Delivery in the Form of an Interest in a Restricted Global Note
Exhibit C	—	Form of Quarterly Noteholders’ Statement
Exhibit D	—	Form of Confirmation of Registration

(ii)

SERIES 2019-1 SUPPLEMENT, dated as of November 19, 2019 (this “Series Supplement”), by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the Domestic Distributor, and the IP Holder, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2019-1 Securities Intermediary, to the Base Indenture, dated as March 15, 2012, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Section 2.02 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2019-1 Senior Notes. On the Series 2019-1 Closing Date, the following classes and subclasses of Notes of such Series shall be issued: (a) $200,000,000 Series 2019-1 Variable Funding Senior Secured Notes, Class A-1 (as referred to herein, the “Series 2019-1 Class A-1 Notes” or the “Series 2019-1 Variable Funding Senior Notes, Class A-1”), which shall be issued in three Subclasses consisting of (i) the Series 2019-1 Class A-1 Advance Notes (as referred to herein, the “Series 2019-1 Class A-1 Advance Notes”), (ii) the Series 2019-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2019-1 Class A-1 Swingline Notes”) and (iii) the Series 2019-1 Class A-1 L/C Notes (as referred to herein, the “Series 2019-1 Class A-1 L/C Notes”), and (b) $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2019-1 Class A-2 Notes”). For purposes of the Indenture, the Series 2019-1 Class A-1 Notes and the Series 2019-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2019-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2019-1 Supplemental Definitions List”) as such Series 2019-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2019-1 Senior Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2019-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT AND

COMMITMENT AMOUNTS

Section 2.01 Procedures for Issuing and Increasing the Series 2019-1 Class A-1 Outstanding Principal Amount. (a) Subject to satisfaction of the conditions precedent to the making of Series 2019-1 Class A-1 Advances set forth in the Series 2019-1 Class A-1 Note Purchase Agreement, (i) on the Series 2019-1 Closing Date, the Master Issuer may cause the Series 2019-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2019-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Advances made on the Series 2019-1 Closing Date (the “Series 2019-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2019-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2019-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2019-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2019-1 Class A-1 Outstanding Principal Amount exceed the Series 2019-1 Class A-1 Maximum Principal Amount. The Series 2019-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2019-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2019-1 Class A-1 Note Purchase Agreement) allocated among the Series 2019-1 Class A-1 Noteholders (other than the Series 2019-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2019-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2019-1 Class A-1 Advance Request or as otherwise set forth in the Series 2019-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2019-1 Class A-1 Administrative Agent of the Series 2019-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2019-1 Class A-1 Initial Advance or such Increase, as applicable.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2019-1 Class A-1 Note Purchase Agreement, on the Series 2019-1 Closing Date, the Co-Issuers may cause (i) the Series 2019-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2019-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Swingline Loans made on the Series 2019-1 Closing Date pursuant to Section 2.06 of the Series 2019-1 Class A-1 Note Purchase Agreement (the “Series 2019-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2019-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2019-1 Closing Date pursuant to Section 2.07 of the Series 2019-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2019-1 Class A-1 Outstanding Principal Amount exceed the Series 2019-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2019-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2019-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2019-1 Class A-1 L/C Obligations are set forth in the Series 2019-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the

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Co-Issuers or the Series 2019-1 Class A-1 Administrative Agent of the issuance of the Series 2019-1 Class A-1 Initial Swingline Principal Amount and the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.02 Procedures for Decreasing the Series 2019-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2019-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the third Business Day immediately following the date on which the Manager or any Co-Issuer obtains knowledge of such Series 2019-1 Class A-1 Excess Principal Event, the Co-Issuers shall deposit in the Series 2019-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2019-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2019-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2019-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2019-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2019-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.02(a), or any other required payment of principal in respect of the Series 2019-1 Class A-1 Notes pursuant to Section 3.06 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2019-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2019-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement. Upon obtaining knowledge of such a Series 2019-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by facsimile or e-mail with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2019-1 Class A-1 Administrative Agent. In connection with any Mandatory Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior written notice to each Series 2019-1 Class A-1 Investor, the Series 2019-1 Class A-1 Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2019-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2019-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.02(b), a “Voluntary Decrease”) by depositing in the Series 2019-1 Class A-1 Distribution Account not later than 10 a.m. (New York time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.02(b)) up to the Series 2019-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2019-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement); provided, that to the extent the deposit into the Series 2019-1 Class A-1 Distribution Account described above is not made by 10 a.m. (New York time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2019-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

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(c) Upon distribution to the Series 2019-1 Class A-1 Noteholders of principal of the Series 2019-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

(d) The Series 2019-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2019-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2019-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2019-1 Class A-1 Advances to repay Series 2019-1 Class A-1 Swingline Loans and Series 2019-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2019-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2019-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

Section 2.03 Procedures for Increasing the Series 2019-1 Class A-1 Maximum Principal Amount. The Co-Issuers may increase and/or add Commitments and Commitment Amounts by either (a) entering into an Investor Group Supplement with the applicable Investor Group or (b) entering into a Joinder Agreement to the Variable Funding Note Purchase Agreement with an Investor Group, and delivering a copy of such Investor Group Supplement or Joinder Agreement to the Series 2019-1 Class A-1 Administrative Agent and the Trustee at least five (5) Business Days prior to the effective date of such increase or addition. Subject to satisfaction of the applicable conditions precedent set forth in Section 2.02 of the Base Indenture, the Trustee shall authenticate additional Series 2019-1 Class A-1 Notes as directed by the Master Issuer. Each such increase or addition shall be in a minimum principal amount of at least $5 million. On the applicable Additional Issuance Date, the Co-Issuers shall deposit funds in an amount equal to the excess, if any, by which the Series 2019-1 Notes Interest Reserve Amount (calculated after giving effect to the issuance of such additional Series 2019-1 Class A-1 Notes) exceeds the Series 2019-1 Available Senior Notes Interest Reserve Account Amount into the Senior Notes Interest Reserve Account.

ARTICLE III

SERIES 2019-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2019-1 Senior Notes only, the following shall apply:

Section 3.01 Allocations with Respect to the Series 2019-1 Senior Notes. On the Series 2019-1 Closing Date, $6,416,883.13 of the net proceeds from the initial sale of the Series 2019-1 Senior Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2019-1 Senior Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.02 Application of Weekly Collections on Weekly Allocation Dates to the Series 2019-1 Senior Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2019-1 Senior Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2019-1 Senior Notes Quarterly Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2019-1 Class A-1 Quarterly Interest and the Series 2019-1 Class A-2 Quarterly Interest deemed to be “Senior Notes Quarterly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(b) Series 2019-1 Class A-1 Quarterly Commitment Fees. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2019-1 Class A-1 Quarterly Commitment Fees deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c) Series 2019-1 Class A-1 Administrative Expenses. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to the Series 2019-1 Class A-1 Administrative Agent from the Collection Account the Series 2019-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d) Series 2019-1 Notes Interest Reserve Amount.

(i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2019-1 Senior Notes equal to the Series 2019-1 Notes Interest Reserve Amount.

(ii) If on any Weekly Allocation Date there is a Series 2019-1 Notes Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2019-1 Notes Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii) On each Accounting Date preceding the first Quarterly Payment Date following a Series 2019-1 Interest Reserve Release Event or on which a Series 2019-1 Interest Reserve Release Event occurs, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to withdraw the Series 2019-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account on the applicable Quarterly Payment Date and deposit such amounts into the Collection Account in accordance with Section 5.10(a)(xxix) of the Base Indenture; provided that immediately after giving effect to any withdrawal of funds from the Senior Notes Interest Reserve Account pursuant to Section 5.10(a)(xxix) of the Base Indenture in connection with such Series 2019-1 Interest Reserve Release Event, there shall be no Series 2019-1 Notes Interest Reserve Account Deficit Amount outstanding.

(iv) On each Accounting Date, the Manager shall determine (A) the value of the Series 2019-1 Notes Interest Reserve Amount for such Quarterly Collection Period based on the known value of the Series 2019-1 Class A-1 Note Rate and (B) the difference between (1) such amount and (2) the total amount allocated to the Senior Notes Interest Reserve Account on each Weekly Allocation Date during such Quarterly Collection Period based on the Manager’s estimates of the Series 2019-1 Class A-1 Note Rate. Where the amount described in clause (A) exceeds the amount described in clause (B)(2), the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to such difference on the immediately succeeding Weekly Allocation Date pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

Where the amount described in clause (B)(2) exceeds the amount described in clause (A), the Master Issuer shall instruct the Trustee in writing to withdraw an amount equal to such difference on the immediately succeeding Weekly Allocation Date and deposit such amount into the Collection Account.

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(e) Series 2019-1 Senior Notes Rapid Amortization Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period or Series 2019-1 Class A-1 Senior Notes Amortization Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2019-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

(f) Series 2019-1 Class A-2 Scheduled Principal Payments. On each Weekly Allocation Date prior to the occurrence of a Rapid Amortization Event as set forth in clause (e) of Section 9.1 of the Base Indenture, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2019-1 Class A-2 Scheduled Principal Payments Amounts deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2019-1 Class A-2 Scheduled Principal Payment Deficiency Amount. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amount attributable to the Series 2019-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h) [Reserved].

(i) Series 2019-1 Class A-1 Other Amounts. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2019-1 Class A-1 Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j) Series 2019-1 Senior Notes Quarterly Post-ARD Contingent Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest and the Series 2019-1 Class A-2 Post-ARD Contingent Interest deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k) Series 2019-1 Class A-2 Make-Whole Prepayment Premium. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2019-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(l) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.02 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.03 Certain Distributions from Series 2019-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Manager’s Certificate, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2019-1 Class A-1 Noteholders from the Series 2019-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account, Class A-1 Senior Notes Commitment Fees Account and Senior Notes Principal Payments Account, pursuant to Section 5.12(a), (d), or (g), as applicable, of the Base Indenture,

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and deposited in the Series 2019-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal on such Quarterly Payment Date and (ii) to the Series 2019-1 Class A-2 Noteholders from the Series 2019-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.12(a) or (g), as applicable, of the Base Indenture, and deposited in the Series 2019-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Quarterly Payment Date.

Section 3.04 Series 2019-1 Class A-1 Interest and Certain Fees.

(a) Series 2019-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2019-1 Closing Date, the applicable portions of the Series 2019-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2019-1 Class A-1 Note Rate and (ii) Series 2019-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2019-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on January 27, 2020; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2019-1 Legal Final Maturity Date, on any Series 2019-1 Prepayment Date with respect to a prepayment in full of the Series 2019-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2019-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2019-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2019-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2019-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on January 27, 2020. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2019-1 Class A-1 Note Rate.

(c) Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest. From and after the Series 2019-1 Class A-1 Senior Notes Renewal Date, if the Series 2019-1 Final Payment has not been made, additional interest will accrue on the Series 2019-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 5% per annum (the “Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2019-1 Class A-1 Note Rate. All computations of Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest shall be made on the basis of a 360-day year consisting of twelve 30-day months. Any Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(d) Series 2019-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2019-1 Class A-1 Notes shall commence on the Series 2019-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Accounting Date with respect to the Quarterly Payment Date occurring in January 2020.

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Section 3.05 Series 2019-1 Class A-2 Interest.

(a) Series 2019-1 Class A-2 Note Rate. From the Series 2019-1 Closing Date until the Series 2019-1 Class A-2 Outstanding Principal Amount has been paid in full, the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes (after giving effect to all payments of principal made to Series 2019-1 Noteholders as of the first day of such Interest Period and also giving effect to payments, repurchases and cancellations of Series 2019-1 Class A-2 Notes during such Interest Period) shall accrue interest at the Series 2019-1 Class A-2 Note Rate for such Interest Period. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on January 27, 2020; provided that in any event (x) all accrued but unpaid interest shall be due and payable in full on the Series 2019-1 Legal Final Maturity Date or any other day on which all of the Series 2019-1 Class A-2 Outstanding Principal Amount is required to be paid in full and (y) in the event of a prepayment, in full or in part, of the Series 2019-1 Class A-2 Notes, all accrued and unpaid interest on the principal amount so prepaid shall be paid on the applicable Series 2019-1 Prepayment Date. To the extent any interest accruing at the Series 2019-1 Class A-2 Note Rate is not paid when due, such unpaid interest shall accrue interest at the Series 2019-1 Class A-2 Note Rate. Computations of interest at the Series 2019-1 Class A-2 Note Rate shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(b) Series 2019-1 Class A-2 Post-ARD Contingent Interest.

(i) Post-ARD Contingent Interest. From and after the Series 2019-1 Anticipated Repayment Date of the Series 2019-1 Class A-2 Notes until the Series 2019-1 Class A-2 Outstanding Principal Amount has been paid in full, additional interest will accrue on the Outstanding Principal Amount at an annual interest rate (the “Series 2019-1 Class A-2 Post-ARD Contingent Interest Rate”), which will be equal to the greater of (a) 5% per annum and (b) a per annum rate equal to the excess, if any, by which (i) the sum of the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the applicable Series 2019-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus 5% plus 1.950%, exceeds (ii) the Series 2019-1 Class A-2 Note Rate (such additional interest, the “Series 2019-1 Class A-2 Post-ARD Contingent Interest”). Computations of Series 2019-1 Class A-2 Post-ARD Contingent Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(ii) Payment of Series 2019-1 Class A-2 Post-ARD Contingent Interest. Any Series 2019-1 Class A-2 Post-ARD Contingent Interest will be due and payable on any applicable Quarterly Payment Date only as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2019-1 Class A-2 Post-ARD Contingent Interest on any applicable Quarterly Payment Date (including on the Series 2019-1 Legal Final Maturity Date) in excess of amounts available therefor in accordance with the Priorities of Payment will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(c) Series 2019-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2019-1 Class A-2 Notes shall commence on the Series 2019-1 Closing Date and end on (but exclude) January 27, 2020.

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Section 3.06 Payment of Series 2019-1 Note Principal.

(a) Series 2019-1 Senior Notes Principal Payment at Legal Maturity. The Series 2019-1 Outstanding Principal Amount shall be due and payable on the Series 2019-1 Legal Final Maturity Date. The Series 2019-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.06 and, in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount, Section 2.02 of this Series Supplement.

(b) Series 2019-1 Anticipated Repayment. The Series 2019-1 Final Payment is anticipated to occur (i) with respect to the Series 2019-1 Class A-1 Notes, on the Series 2019-1 Class A-1 Senior Notes Renewal Date and (ii) with respect to the Series 2019-1 Class A-2 Notes, on the Quarterly Payment Date occurring in October 2029 (each such Quarterly Repayment Date, the “Series 2019-1 Anticipated Repayment Date” with respect to such Class). The initial Series 2019-1 Class A-1 Senior Notes Renewal Date will be the Quarterly Payment Date occurring in October 2024, unless extended as provided below in this Section 3.06(b).

(i) First Extension Election. Subject to the conditions set forth in Section 3.06(b)(iii) of this Series Supplement, the Manager shall have the option on or before the Quarterly Payment Date occurring in October 2024 to elect (the “Series 2019-1 First Extension Election”) to extend the Series 2019-1 Class A-1 Senior Notes Renewal Date to the Quarterly Payment Date occurring in October 2025 by delivering written notice to the Trustee and the Control Party; provided that upon such extension, the Quarterly Payment Date occurring in October 2025 shall become the Series 2019-1 Class A-1 Senior Notes Renewal Date.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.06(b)(iii) of this Series Supplement, if the Series 2019-1 First Extension Election has been made and has become effective, the Manager shall have the option on or before the Quarterly Payment Date occurring in October 2025 to elect (the “Series 2019-1 Second Extension Election”) to extend the Series 2019-1 Class A-1 Senior Notes Renewal Date to the Quarterly Payment Date occurring in October 2026 by delivering written notice to the Trustee and the Control Party; provided that upon such extension, the Quarterly Payment Date occurring in October 2026 shall become the Series 2019-1 Class A-1 Senior Notes Renewal Date.

(iii) Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2019-1 Extension Elections that, in the case of the Series 2019-1 First Extension Election, on the Quarterly Payment Date occurring in October 2024, or in the case of the Series 2019-1 Second Extension Election, on the Quarterly Payment Date occurring in October 2025, (a) the Quarterly DSCR is greater than or equal to 2.75 (calculated with respect to the most recently ended Quarterly Collection Period), and (b) either (1) the rating assigned to the Series 2019-1 Class A-2 Notes by S&P has not been downgraded below “BBB+” or withdrawn or (2) the Series 2019-1 Class A-2 Notes have been downgraded below “BBB+” by S&P or their rating has been withdrawn by S&P but such downgrade or withdrawal was caused primarily by the bankruptcy, insolvency or other financial difficulty experienced by any entity other than an Affiliate of Holdco. Any notice given pursuant to Section 3.06(b)(i) or (ii) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.06(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

(c) Payment of Series 2019-1 Class A-2 Scheduled Principal Payments. Series 2019-1 Class A-2 Scheduled Principal Payments will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2019-1 Class A-2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default; provided, that no Series 2019-1 Class A-2 Scheduled Principal Payment will be due and payable on any Quarterly Payment Date if the Series Non-Amortization Test is met with respect to such date; and provided, further, that, even if the Series Non-Amortization Test is met with respect to such date, at the option of the Master Issuer, and prior to the applicable Series 2019-1 Anticipated Repayment Date, all or part of the Series 2019-1 Class A-2 Scheduled Principal Payment Amount may be paid on any Quarterly Payment Date.

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(d) Series 2019-1 Senior Notes Mandatory Payments of Principal.

(i) If a Change of Control to which the Control Party (acting at the direction of the Controlling Class Representative) has not waived or provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2019-1 Senior Notes in full by (A) depositing within ten Business Days of the date on which such Change of Control occurs an amount equal to the Series 2019-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2019-1 Senior Notes under the Indenture Documents as of the applicable Series 2019-1 Prepayment Date referred to in clause (D) below (including all interest and fees accrued to such date, any Series 2019-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.06(e) of this Series Supplement and any associated Series 2019-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2019-1 Distribution Accounts, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), (C) delivering Prepayment Notices in accordance with Section 3.06(g) of this Series Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the Series 2019-1 Noteholders on the Series 2019-1 Prepayment Date specified in such Prepayment Notices.

(ii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Class of Series 2019-1 Senior Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2019-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.06(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2019-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2019-1 Class A-2 Make-Whole Prepayment Premium in accordance with the Priority of Payments. Such payments shall be (A) in the case of the Series 2019-1 Class A-1 Noteholders, allocated in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement and (B) in the case of the Noteholders of the Series 2019-1 Class A-2 Notes, ratably allocated among the Noteholders based on their respective portion of the Series 2019-1 Outstanding Principal Amount.

(iii) During any Series 2019-1 Class A-1 Senior Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2019-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2019-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement.

(e) Series 2019-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2019-1 Class A-2 Notes made pursuant to Section 3.06(d)(i), Section 3.06(d)(ii) or Section 3.06(i) of this Series Supplement upon a Change of Control, in connection with any Real Estate Disposition Proceeds, or during any Rapid Amortization Period, or in connection with any optional prepayment of any Series 2019-1 Class A-2 Notes made

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pursuant to Section 3.06(f) of this Series Supplement, in each case prior to the applicable Series 2019-1 Anticipated Repayment Date (each, a “Series 2019-1 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2019-1 Class A-2 Make-Whole Prepayment Premium to the Series 2019-1 Class A-2 Noteholders with respect to the applicable Series 2019-1 Prepayment Amount; provided that no such Series 2019-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection (A) with prepayments made on or after the Quarterly Payment Date in October 2026 (such date, the “Make-Whole End Date”); provided that if all Outstanding Notes will be prepaid (including by refinancing) in full, on any day from and including the Quarterly Payment Date in July 2024 to and including the Quarterly Payment Date in July 2025, such prepayment will be made for a redemption price equal to 101.00% of the outstanding principal balance of the Series 2019-1 Class A-2 Notes being redeemed on such prepayment date; (B) with any prepayment made in connection with Indemnification Payments, and (C) with Series 2019-1 Class A-2 Scheduled Principal Payments (including those paid at the election of the Master Issuer if the Series Non-Amortization Test is satisfied) and any Series 2019-1 Class A-2 Scheduled Principal Deficiency Amounts.

(f) Optional Prepayment of Series 2019-1 Class A-2 Notes. Subject to Section 3.06(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes in full or in part on any Business Day, including on any date a mandatory prepayment may be made and that is specified as the Series 2019-1 Prepayment Date in the applicable Prepayment Notices; provided, that the Co-Issuers shall not make any optional prepayment in part of any Series 2019-1 Class A-2 Notes pursuant to this Section 3.06(f) in a principal amount for any single prepayment of less than $5,000,000 (except that any such prepayment may be in a principal amount less than such amount if payment on such Notes is in full on such date pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the funds on deposit in the Senior Notes Principal Payments Account that are allocable to the Series 2019-1 Class A-2 Notes to be prepaid are sufficient to pay the principal amount of the Series 2019-1 Class A-2 Notes to be prepaid and the Series 2019-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.06(e), in each case, payable on the relevant Series 2019-1 Prepayment Date; (ii) the funds on deposit in the Senior Notes Interest Account that are allocable to the Series 2019-1 Class A-2 Outstanding Principal Amount to be prepaid are sufficient to pay (A) the Series 2019-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2019-1 Prepayment Date relating to the Series 2019-1 Class A-2 Outstanding Principal Amount to be prepaid and (B) only if such optional prepayment is a prepayment in full of all Series 2019-1 Senior Notes, (x) the Series 2019-1 Class A-2 Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2019-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2019-1 Prepayment pursuant to Section 3.06(d)(i) or Section 3.06(f) of this Series Supplement to each Series 2019-1 Noteholder affected by such Series 2019-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2019-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.06(j) of this Series Supplement. With respect to each such Series 2019-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2019-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more

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than ten (10) Business Days after the occurrence of such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2019-1 Prepayment Amount”) and (C) the date on which the applicable Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2019-1 Prepayment Date (the “Series 2019-1 Make-Whole Premium Calculation Date”). Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent (including the contemporaneous closing of a financing the proceeds of which will be used to fund all or a portion of such prepayment). The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the Series 2019-1 Noteholders expected to receive such Series 2019-1 Prepayment, to revoke, or amend the Series 2019-1 Prepayment Date set forth in (x) any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2019-1 Prepayment Date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the second Business Day before the Series 2019-1 Prepayment Date set forth in such Prepayment Notice; provided that in no event shall any Series 2019-1 Prepayment Date be amended to a date earlier than the second Business Day after such amended notice is given. Any Prepayment Notice shall become irrevocable two Business Days prior to the date specified in the Prepayment Notice as the Series 2019-1 Prepayment Date. All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each Series 2019-1 Noteholder subject to such Prepayment Notice to the extent such Series 2019-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2019-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2019-1 Class A-1 Notes is governed by Section 2.02 of this Series Supplement and not by this Section 3.06. A Prepayment Notice may be revoked or amended by any Co-Issuer if the Trustee receives written notice of such revocation or amendment no later than 10:00 a.m. (New York City time) two Business Days prior to such Series 2019-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation or amendment to the Series 2019-1 Noteholders.

(h) Series 2019-1 Prepayments. On each Series 2019-1 Prepayment Date with respect to any Series 2019-1 Prepayment, the Series 2019-1 Prepayment Amount and the Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2019-1 Class A-1 Breakage Amounts applicable to such Series 2019-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2019-1 Prepayment Amount together with the applicable Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2019-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 3.06(d)(i) or (f) of this Series Supplement, depositing such amounts in the applicable Series 2019-1 Distribution Account on or prior to the related Series 2019-1 Prepayment Date to be distributed in accordance with Section 3.06(j) of this Series Supplement.

(i) Indemnification Payments; Real Estate Disposition Proceeds. Any Indemnification Payments or Real Estate Disposition Proceeds allocated to the Senior Notes Principal Payments Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.12(g) of the Base Indenture, and any funds allocable to the Series 2019-1 Senior Notes shall be deposited in the applicable Series 2019-1 Distribution Accounts and used to prepay first, if a Series 2019-1 Class A-1 Senior Notes Amortization Period is continuing, the Series 2019-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement), second, the Series 2019-1 Class A-2 Notes (based on their respective portion of the Series 2019-1 Class

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A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2019-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Payments pursuant to this Section 3.06(i), the Co-Issuers shall not be obligated to pay any prepayment premium. The Co-Issuers shall, however, be obligated to pay any applicable Series 2019-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.06(e) of this Series Supplement in connection with any prepayment made with Real Estate Disposition Proceeds pursuant to this Section 3.06(i); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2019-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2019-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.

(j) Series 2019-1 Prepayment Distributions.

(i) On the Series 2019-1 Prepayment Date for each Series 2019-1 Prepayment to be made pursuant to this Section 3.06 in respect of the Series 2019-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2019-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.06(g) of this Series Supplement, wire transfer to the Series 2019-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2019-1 Class A-1 Distribution Account pursuant to this Section 3.06, if any, in order to repay the applicable portion of the Series 2019-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2019-1 Prepayment Date and any associated Series 2019-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii) On the Series 2019-1 Prepayment Date for each Series 2019-1 Prepayment to be made pursuant to this Section 3.06 in respect of the Series 2019-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2019-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.06(g) of this Series Supplement, wire transfer to the Series 2019-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2019-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2019-1 Class A-2 Distribution Account pursuant to this Section 3.06, if any, in order to repay the applicable portion of the Series 2019-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2019-1 Prepayment Date and any Series 2019-1 Class A-2 Make-Whole Prepayment Premium due to Series 2019-1 Class A-2 Noteholders payable on such date.

(k) Series 2019-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2019-1 Prepayment Date that will be the Series 2019-1 Final Payment Date; provided, however, that with respect to any Series 2019-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2019-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.06(g) of this Series Supplement. The

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Trustee shall provide any written notice required under this Section 3.06(k) to each Person in whose name a Series 2019-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2019-1 Prepayment Date that will be the Series 2019-1 Final Payment Date. Such written notice to be sent to the Series 2019-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2019-1 Final Payment will be made and shall specify that such Series 2019-1 Final Payment will be payable only upon presentation and surrender (or deregistration, in the case of Uncertificated Notes) of the Series 2019-1 Senior Notes and shall specify the place where the Series 2019-1 Senior Notes may be presented and surrendered (or deregistered, in the case of Uncertificated Notes) for such Series 2019-1 Final Payment.

Section 3.07 Series 2019-1 Class A-1 Distribution Account.

(a) Establishment of Series 2019-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2019-1 Class A-1 Noteholders an account (the “Series 2019-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2019-1 Class A-1 Noteholders. The Series 2019-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2019-1 Class A-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2019-1 Class A-1 Distribution Account. All amounts held in the Series 2019-1 Class A-1 Distribution Account shall be invested in Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2019-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2019-1 Class A-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2019-1 Class A-1 Distribution Account shall be invested at the direction of the Master Issuer as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2019-1 Class A-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2019-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2019-1 Class A-1 Noteholders.

(d) Series 2019-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2019-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2019-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2019-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2019-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2019-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2019-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2019-1 Class A-1 Distribution Account, the funds

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on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2019-1 Class A-1 Distribution Account Collateral”).

(e) Termination of Series 2019-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2019-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2019-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2019-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2019-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.08 Series 2019-1 Class A-2 Distribution Account.

(a) Establishment of Series 2019-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2019-1 Class A-2 Noteholders an account (the “Series 2019-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2019-1 Class A-2 Noteholders. The Series 2019-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2019-1 Class A-2 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2019-1 Class A-2 Distribution Account. All amounts held in the Series 2019-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2019-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2019-1 Class A-2 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2019-1 Class A-2 Distribution Account shall be invested at the direction of the Master Issuer as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2019-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2019-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2019-1 Class A-2 Noteholders.

(d) Series 2019-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2019-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2019-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2019-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2019-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2019-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time

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with monies in the Series 2019-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2019-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2019-1 Class A-2 Distribution Account Collateral”).

(e) Termination of Series 2019-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2019-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.09 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2019-1 Distribution Accounts shall be the “Series 2019-1 Securities Intermediary.” If the Series 2019-1 Securities Intermediary in respect of the Series 2019-1 Distribution Accounts is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2019-1 Securities Intermediary set forth in this Section 3.09.

(b) The Series 2019-1 Securities Intermediary agrees that:

(i) The Series 2019-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2019-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2019-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2019-1 Distribution Account shall be registered in the name of the Series 2019-1 Securities Intermediary, indorsed to the Series 2019-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2019-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2019-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2019-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2019-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2019-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2019-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2019-1 Distribution Accounts, the Series 2019-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

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(vii) (A) The Series 2019-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement, (B) for purposes of all applicable UCCs, the State of New York shall be deemed to be the Series 2019-1 Securities Intermediary’s jurisdiction and the Series 2019-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York; (C) with respect to each Trustee Account, the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention; and (D) the Securities Intermediary represents that, on the date hereof, it has an office in the State of New York which is engaged in a business or other regular activity of maintaining securities accounts;

(viii) The Series 2019-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2019-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2019-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2019-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2019-1 Distribution Accounts, neither the Series 2019-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2019-1 Distribution Account or any Financial Asset credited thereto. If the Series 2019-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2019-1 Distribution Account or any Financial Asset carried therein, the Series 2019-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2019-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2019-1 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2019-1 Distribution Accounts.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, Holdco and the other Co-Issuers. The Series 2019-1 Noteholders by their acceptance of the Series 2019-1 Senior Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2019-1 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.04 of the Base Indenture.

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Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2019-1 Class A-1 Distribution Account or the Series 2019-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2019-1 Ineligible Account”), the Master Issuer or any other Co-Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2019-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2019-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE IV

FORM OF SERIES 2019-1 SENIOR NOTES

Section 4.01 Issuance of Series 2019-1 Class A-1 Notes. (a) The Series 2019-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2019-1 Class A-1 Noteholders (other than the Series 2019-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement, the Series 2019-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2019-1 Class A-1 Noteholders. The Series 2019-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the then-applicable Series 2019-1 Class A-1 Maximum Principal Amount, and shall be initially issued on the Series 2019-1 Closing Date in an aggregate outstanding principal amount equal to the Series 2019-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.01(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2019-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.01(d) of this Series Supplement, the principal amount of the Series 2019-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2019-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement, the Series 2019-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2019-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2019-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2019-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.01(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.01(d) of this Series Supplement, the aggregate principal amount of the Series 2019-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

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(c) The Series 2019-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement, the Series 2019-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2019-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2019-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.01(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.01(d) of this Series Supplement, the aggregate amount of the Series 2019-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2019-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2019-1 Class A-1 Notes will exceed the Series 2019-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2019-1 Class A-1 Advance Notes, the Series 2019-1 Class A-1 Swingline Notes and the Series 2019-1 Class A-1 L/C Notes in the aggregate exceed the Series 2019-1 Class A-1 Maximum Principal Amount.

(e) The Series 2019-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2019-1 Class A-1 Notes, as evidenced by their execution of the Series 2019-1 Class A-1 Notes. The Series 2019-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2019-1 Class A-1 Notes, as evidenced by their execution of such Series 2019-1 Class A-1 Notes. The initial sale of the Series 2019-1 Class A-1 Notes is limited to Persons who have executed the Series 2019-1 Class A-1 Note Purchase Agreement. The Series 2019-1 Class A-1 Notes may be resold only to the Master Issuer, its Affiliates, and Persons who are not Competitors (except that Series 2019-1 Class A-1 Notes may be resold to Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement.

(f) Uncertificated Notes. At the request of a Holder or transferee of Series 2019-1 Class A-1 Notes, the Series 2019-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit D hereto.

(i) Except as otherwise expressly provided herein:

(A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series Supplement;

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(B) with respect to any Uncertificated Note, (a) references herein to authentication and delivery of a Note shall be deemed to refer to creation of an entry for such Note in the Note Register and registration of such Note in the name of the owner, (b) references herein to cancellation of a Note shall be deemed to refer to deregistration of such Note and (c) references herein to the date of authentication of a Note shall refer to the date of registration of such Note in the Note Register in the name of the owner thereof;

(C) references to execution of Notes by the Co-Issuers, to surrender of the Notes and to presentment of the Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.03 relating to surrender of the Notes shall apply equally to deregistration of Uncertificated Notes; and

(D) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note.

(ii) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.

(iii) Each of the Series 2019-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2019-1 Class A-1 Notes shall be cancelled and deregistered by the Registrar.

(iv) Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2019-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Registrar.

Section 4.02 Issuance of Series 2019-1 Class A-2 Notes. The Series 2019-1 Class A-2 Notes may be offered and sold in the aggregate Series 2019-1 Class A-2 Initial Principal Amount on the Series 2019-1 Closing Date by the Co-Issuers pursuant to the Series 2019-1 Class A-2 Note Purchase Agreement. The Series 2019-1 Class A-2 Notes will be resold initially only to the Master Issuer or its Affiliates or (A) in the United States, to a Person that is not a Competitor and that is a QIB in a transaction meeting the requirements of Rule 144A, (B) outside the United States, to a Person that is not a Competitor and that is not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in a transaction meeting the requirements of Regulation S or (C) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Base Indenture and any applicable securities laws of any state of the United States. The Series 2019-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2019-1 Class A-2 Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2019-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2019-1 Class A-2 Notes. The Series 2019-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(a) Restricted Global Notes. The Series 2019-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.02 and Section 4.04, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

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(b) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2019-1 Class A-2 Notes offered and sold on the Series 2019-1 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2019-1 Class A-2 Note, such Series 2019-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.02 and Section 4.04, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.02 and Section 4.04, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2019-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.02 and Section 4.04 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.02(c) in accordance with their terms and, upon complete exchange thereof, such Series 2019-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.03 Transfer Restrictions of Series 2019-1 Class A-1 Notes. (a) Subject to the terms of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the holder of any Series 2019-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2019-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2019-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2019-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2019-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2019-1 Class A-1 Note Purchase Agreement, then such Series 2019-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2019-1 Class A-1 Advance Note. In exchange for any Series 2019-1 Class A-1 Advance Note properly presented for transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.03(a), the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2019-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the

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transfer of any Series 2019-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2019-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2019-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2019-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2019-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2019-1 Class A-1 Advance Note as Series 2019-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer any Series 2019-1 Class A-1 Swingline Note in whole but not in part by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2019-1 Class A-1 Swingline Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2019-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2019-1 Class A-1 Swingline Note properly presented for transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.03(a), the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2019-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2019-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2019-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2019-1 Class A-1 Swingline Note as a Series 2019-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2019-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2019-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2019-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2019-1 Class A-1 L/C Note properly presented for transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.03(a), the Co-Issuers shall execute and the Trustee shall promptly

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authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2019-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2019-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2019-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2019-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2019-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2019-1 Class A-1 L/C Note as a Series 2019-1 Class A-1 Noteholder.

(d) Each Series 2019-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 19, 2019 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2019-1 Class A-1 Notes except as provided herein.

Section 4.04 Transfer Restrictions of Series 2019-1 Class A-2 Notes. (a) A Series 2019-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.04(a) shall not prohibit any transfer of a Series 2019-1 Class A-2 Note that is issued in exchange for a Series 2019-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2019-1 Global Note effected in accordance with the other provisions of this Section 4.04.

(b) The transfer by a Series 2019-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a

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Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2019-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2019-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2019-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2019-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

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(e) If a Series 2019-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2019-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2019-1 Global Note or any portion thereof is exchanged for Series 2019-1 Class A-2 Notes other than Series 2019-1 Global Notes, such other Series 2019-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2019-1 Class A-2 Notes that are not Series 2019-1 Global Notes or for a beneficial interest in a Series 2019-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.04(a) through Section 4.04(e) and Section 4.04(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2019-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2019-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2019-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.04(g) shall not prohibit any transfer in accordance with Section 4.04(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.04.

(h) The Series 2019-1 Class A-2 Notes in the form of Restricted Global Notes, Regulation S Global Notes or Unrestricted Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION,

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AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED GLOBAL NOTE] OR [AN UNRESTRICTED GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A U.S. PERSON.

(i) The Series 2019-1 Class A-2 Notes in the form of Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

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(j) The Series 2019-1 Global Notes issued in connection with the Series 2019-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2019-1 Class A-2 Notes except as provided herein. The legend required for a Series 2019-1 Class A-2 Note in the form of a Restricted Global Note may be removed from such Series 2019-1 Class A-2 Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2019-1 Class A-2 Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2019-1 Class A-2 Note a Series 2019-1 Class A-2 Note or Series 2019-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2019-1 Class A-2 Note in the form of a Restricted Global Note has been removed from a Series 2019-1 Class A-2 Note as provided above, no other Series 2019-1 Class A-2 Note issued in exchange for all or any part of such Series 2019-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2019-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.05 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2019-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date that such Person acquires any interest in any Series 2019-1 Note as follows:

(a) With respect to any purchase of Series 2019-1 Senior Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A and is aware that any sale of Series 2019-1 Senior Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2019-1 Senior Notes in any such sale will be for its own account or for the account of another QIB.

(b) With respect to any purchase of Series 2019-1 Senior Notes pursuant to Regulation S, at the time the buy order for such Series 2019-1 Senior Notes was originated, it was outside the United States and it was not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

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(c) It has not been formed for the purpose of investing in the Series 2019-1 Senior Notes, except where each beneficial owner is a QIB (for Series 2019-1 Senior Notes acquired in the United States) or not a U.S. Person (for Series 2019-1 Senior Notes acquired outside the United States).

(d) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2019-1 Senior Notes.

(e) It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2019-1 Senior Notes from one or more book-entry depositories.

(f) It understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(g) It will provide to each person to whom it transfers Series 2019-1 Senior Notes notices of any restrictions on transfer of such Series 2019-1 Senior Notes.

(h) It understands that (i) the Series 2019-1 Senior Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2019-1 Senior Notes have not been registered under the Securities Act, (iii) the Series 2019-1 Senior Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (C) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it shall, and each subsequent holder of a Series 2019-1 Note is required to, notify any subsequent purchaser of a Series 2019-1 Note of the resale restrictions set forth in clause (iii) above.

(i) It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.04(h) of this Series Supplement.

(j) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.04(i) of this Series Supplement.

(k) It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Section 4.04(j) of this Series Supplement.

(l) Either (i) it is not acquiring or holding the Series 2019-1 Senior Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Series 2019-1 Senior Notes or any interest therein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

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(m) It understands that any subsequent transfer of the Series 2019-1 Senior Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2019-1 Senior Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(n) It is not a Competitor.

(o) If it is an ERISA Plan or is purchasing or holding the Series 2019-1 Senior Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), has relied as primary basis in connection with its decision to invest in the Series 2019-1 Senior Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2019-1 Senior Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2019-1 Senior Notes.

ARTICLE V

GENERAL

Section 5.01 Information. On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Statement with respect to the Series 2019-1 Senior Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2019-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2019-1 Senior Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2019-1 Senior Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2019-1 Class A-2 Notes;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2019-1 Class A-1 Noteholders;

(vi) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Accounting Date or any Cash Trapping Period is in effect, as of such Accounting Date;

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(vii) the Quarterly DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii) the number of Open Domino’s Stores as of the last day of the preceding Quarterly Collection Period;

(ix) the amount of Global Retail Sales for the 13 Fiscal Periods ended on the last day of the immediately preceding Fiscal Period; and

(x) the Series 2019-1 Available Senior Notes Interest Reserve Account Amount and the amount on deposit in the Cash Trap Reserve Account, if any, in each case, as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

After the Co-Issuers furnish Same Store Sales Comparison Information for a Quarterly Collection Period to the SEC, the Co-Issuers shall furnish the Trustee with a revised Quarterly Noteholders’ Statement with respect to the Series 2019-1 Senior Notes which includes Same Store Sales Comparison Information. In the event that the Co-Issuers at any time are not required to report Same Store Sales Comparison Information to the SEC, the Co-Issuers shall nonetheless provide revised Quarterly Noteholders’ Statements containing Same Store Sales Comparison Information to the Trustee (and the Trustee shall make such Same Store Sales Comparison Information available in accordance with Section 4.04 of the Base Indenture) no later than the date that the Co-Issuers would have been required to furnish this information to the SEC had their obligations to provide this data not ceased.

Any Series 2019-1 Noteholder may obtain copies of each Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.04 of the Base Indenture.

Section 5.02 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.03 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.04 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.05 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.06 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.07 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Section 5.08 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.09 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2019-1 Senior Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2019-1 Senior Notes that have been replaced or paid) to the Trustee for cancellation (or deregistered, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2019-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2019-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2019-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2019-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder.

Section 5.10 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.11 Fiscal Year End. The Co-Issuers shall not change their fiscal year end from the Sunday on or nearest to December 31 to any other date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2019-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S PIZZA MASTER ISSUER LLC,

as Co-Issuer

By:	/s/ Jeffrey D. Lawrence
Name: Jeffrey D. Lawrence
Title: Executive Vice President and Chief Financial Officer

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

as Co-Issuer

By:	/s/ Jeffrey D. Lawrence
Name: Jeffrey D. Lawrence
Title: Executive Vice President and Chief Financial Officer

DOMINO’S PIZZA DISTRIBUTION LLC,

as Co-Issuer

By:	/s/ Jeffrey D. Lawrence
Name: Jeffrey D. Lawrence
Title: Executive Vice President and Chief Financial Officer

DOMINO’S IP HOLDER LLC,

as Co-Issuer

By:	/s/ Jeffrey D. Lawrence
Name: Jeffrey D. Lawrence
Title: Executive Vice President and Chief Financial Officer

Signature page to Domino’s Series 2019-1 Supplement

CITIBANK, N.A., in its capacity as Trustee and

as Series 2019-1 Securities Intermediary

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Senior Trust Officer

Signature page to Domino’s Series 2019-1 Supplement

ANNEX A

SERIES 2019-1

SUPPLEMENTAL DEFINITIONS LIST

“Administrative Agent” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in Section 3.02(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Advance” has the meaning set forth in the recitals to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(c) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Base Rate” means for any day a fluctuating rate per annum equal to (i) the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as established from time to time by the Administrative Agent as its “prime rate” at its principal U.S. office, and (c) the Eurodollar Base Rate (Reserve Adjusted) applicable to one month Interest Periods on the date of determination of the Base Rate plus 0.50% plus (ii) 1.50% for an Advance and 1.30% for a Swingline Loan; provided that the Base Rate will in no event be higher than the maximum rate permitted by applicable Law. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate established by the Administrative Agent shall take effect at the opening of business on the day such change is effective.

“Base Rate Advance” means an Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2019-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.02(a) of the Series 2019-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2019-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2019-1 Closing Date.

“Change in Management” means (i) more than 50% of DPL’s Leadership Team is terminated and/or resigns within 24 months of a Trigger Event, (ii) the chief executive officer and the chief financial officer of Holdco are terminated and/or resign within 24 months of a Trigger Event or (iii) there are five or fewer Continuing Directors within 24 months of a Trigger Event; provided, with respect to clauses (i) and (ii), that termination of such officer shall not include (a) a change in such officer’s status in the ordinary course of succession so long as such officer continues to be a member of DPL’s Leadership Team and continues to be associated with Holdco, Intermediate Holdco or DPL or their subsidiaries as an officer or director, or in a similar capacity, (b) retirement of such officer or (c) death or incapacitation of such officer.

“Change of Control” means the occurrence of a Trigger Event other than (a) through purchases of securities on a public securities exchange that does not result in a Change in Management or (b) in connection with an acquisition by any person or group that does not result in a Change in Management and as to which the Control Party has provided its prior written consent.

“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2019-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2019-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement, an Investor Group Supplement or a Joinder Agreement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2019-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2019-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2019-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2019-1 Class A-1 Senior Notes Renewal Date (as such date may be extended pursuant to Section 3.06(b) of the Series 2019-1 Supplement).

“Commitments” means the obligations of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) of the Series 2019-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2019-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Conduit Investor” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit D hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Registrar.

“Continuing Director” means (i) an individual that was a member of the board of directors of Holdco immediately prior to a Trigger Event or (ii) an individual that becomes a member of the board of directors of Holdco after such Trigger Event whose nomination for election or election to the board of directors is recommended or approved by a majority of the Continuing Directors.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2019-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 1.50% for an Advance and 1.30% for a Swingline Loan; provided that the CP Rate will in no event be higher than the maximum rate permitted by applicable Law.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a) with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees and L/C Fronting Fees (if any) that accrue thereon for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2019-1 Class A-1 Senior Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2019-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2019-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Definitive Notes” has the meaning set forth in Section 4.02(c) of the Series 2019-1 Supplement.

“DOL” means the U.S. Department of Labor.

“DTC” means The Depository Trust Company, and any successor thereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plans” has the meaning set forth in Section 4.05(l) of the Series Supplement.

“Estimated Daily Interest Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Interest Amounts for each day during the immediately preceding Interest Period.

“Estimated Daily Commitment Fee Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Commitment Fee Amounts for each day during the immediately preceding Interest Period.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2019-1 Class A-1 Note Purchase Agreement.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two London Banking Days prior to the beginning of such Eurodollar Interest Period that appears on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) for U.S. Dollars for a period equal in length to such Eurodollar Interest Period or, in the event such rate does not appear on either of such

Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in U.S. Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two London Banking Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2019-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the U.S. Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate (Reserve Adjusted) =	Eurodollar Funding Rate 1.00 – Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two London Banking Days before the first day of such Eurodollar Interest Period.

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (x) the period commencing on and including the London Banking Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) of the Series 2019-1 Class A-1 Note Purchase Agreement and ending on but excluding a date, as elected by the Master Issuer pursuant to such Section 3.01(b), that is either (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date, or such other time period subsequent to such date not to exceed six months as agreed upon by the Master Issuer and the Administrative Agent; provided, however, that

(i)

no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the then-current Series 2019-1 Class A-1 Senior Notes Renewal Date; and

(ii)

upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Senior Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 1.50% for an Advance and 1.30% for a Swingline Loan; provided that the Eurodollar Rate will in no event be higher than the maximum rate permitted by applicable Law.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means any portion of the Series 2019-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“Funding Agent” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.

“Increase” has the meaning set forth in Section 2.01(a) of the Series 2019-1 Supplement.

“Initial Purchasers” means, collectively, Guggenheim Securities, LLC and Barclays Capital Inc.

“Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Period shall be deemed to be a “Class A-1 Senior Notes Interest Adjustment Amount” for such Interest Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2019-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2019-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2019-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2019-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2019-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2019-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2019-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2019-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2019-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2019-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Joinder Agreement” means a Joinder Agreement substantially in the form attached as Exhibit E to the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2019-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $100,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2019-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in the Series 2019-1 Class A-1 Note Purchase Agreement, if such fees are applicable.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Provider” means Coöperatieve Rabobank U.A., New York Branch, in its capacity as provider of any Letter of Credit under the Series 2019-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Leadership Team” means the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, President of Domino’s International, Executive Vice President of Supply Chain Services, Executive Vice President of Team U.S.A., Executive Vice President of Franchise Operations and Development, Executive Vice President of Communication, Investor Relations and Legislative Affairs, Executive Vice President and General Counsel, Executive Vice President and Chief Information Officer, President of Domino’s USA, and Executive Vice President and Chief People Officer of Holdco or any other position that contains substantially the same responsibilities as any of the positions listed above or reports to the President and Chief Executive Officer.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“London Banking Day” means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, England.

“Make-Whole End Date” has the meaning set forth in Section 3.06(e) of the Series 2019-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.02(a) of the Series 2019-1 Supplement.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2019-1 Closing Date, the amount set forth on Schedule I to the Series 2019-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement, Investor Group Supplement or Joinder Agreement by which the members of such Investor Group become parties to the Series 2019-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2019-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement, Investor Group Supplement or Joinder Agreement entered into by the members of such Investor Group in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2019-1 Class A-2 Notes, dated November 6, 2019, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Outstanding Series 2019-1 Class A-1 Notes” means with respect to the Series 2019-1 Class A-1 Notes, all Series 2019-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2019-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation (or deregistered, in the case of Uncertificated Notes), (b) Series 2019-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2019-1 Class A-1 Distribution Account and are available for payment of such Series 2019-1 Class A-1 Notes and the Commitments with respect to which have terminated, (c) Series 2019-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2019-1 Class A-1 Notes in exchange for or in lieu of other Series 2019-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2019-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2019-1 Class A-2 Notes” means with respect to the Series 2019-1 Class A-2 Notes, all such Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2019-1 Class A-2Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2019-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2019-1 Class A-2 Distribution Account and are available for payment of such Series 2019-1 Class A-2 Notes, (c) Series 2019-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture, and (d) Series 2019-1 Class A-2 Notes in exchange for or in lieu of other Series 2019-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2019-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2019-1 Senior Notes” means, collectively, all Outstanding Series 2019-1 Class A-1 Notes and Series 2019-1 Class A-2 Notes.

“Plan Fiduciary” has the meaning set forth in Section 4.05(o) of the Series 2019-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.06(g) of the Series 2019-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2019-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2019-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2019-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2019-1 Prepayment.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2019-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2019-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2019-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means, with respect to each Class of Series 2019-1 Senior Notes, S&P and any other nationally recognized rating agency then rating any such Class of Series 2019-1 Senior Notes at the request of the Co-Issuers.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.02(b) of the Series 2019-1 Supplement.

“Restricted Global Notes” has the meaning set forth in Section 4.02(a) of the Series 2019-1 Supplement.

“Restricted Period” means, with respect to any Series 2019-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2019-1 Closing Date and ending on the 40th day after the Series 2019-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Same Store Sales Comparison Information” means, with respect to any Quarterly Collection Period, a comparison of (a) the sum of Gross Sales for each Open Domino’s Store for each day of such Quarterly Collection Period where such Open Domino’s Store had Gross Sales (i) on such day and (ii) for the corresponding day in the prior fiscal year of the Co-Issuers with (b) the sum of Gross Sales for each Open Domino’s Store for each day of the prior fiscal year of the Co-Issuers where such Open Domino’s Store had Gross Sales (i) on such day and (ii) for the corresponding day of the current fiscal year of the Co-Issuers.

“Series 2019-1 Anticipated Repayment Date” has the meaning set forth in Section 3.06(b) of the Series 2019-1 Supplement.

“Series 2019-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.02(d) of the Series 2019-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2019-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2019-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.

“Series 2019-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

“Series 2019-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

“Series 2019-1 Class A-1 Advance” has the meaning set forth under “Advance” in this Annex A.

“Series 2019-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2019-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2019-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2019-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.07(a) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.07(d) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2019-1 Class A-1 Outstanding Principal Amount exceeds the Series 2019-1 Class A-1 Maximum Principal Amount.

“Series 2019-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.01(a) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Initial Advances made on the Series 2019-1 Closing Date pursuant to Section 2.01(a) of the Series 2019-1 Supplement, which is $0.

“Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2019-1 Closing Date pursuant to Section 2.07 of the Series 2019-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2019-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2019-1 Closing Date pursuant to Section 2.06 of the Series 2019-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2019-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2019-1 Class A-1 L/C Fees” means the L/C Quarterly Fees and the L/C Fronting Fees. For purposes of the Base Indenture, the Series 2019-1 Class A-1 L/C Fees shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2019-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2019-1 Class A-1 Maximum Principal Amount” means, as of any time, the aggregate Commitment Amount provided under the Series 2019-1 Class A-1 Notes.

“Series 2019-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of November 19, 2019, by and among the Co-Issuers, the Guarantors, the Manager, the Series 2019-1 Class A-1 Investors, the Series 2019-1 Class A-1 Noteholders and Coöperatieve Rabobank U.A., New York Branch, as administrative agent thereunder, pursuant to which the Series 2019-1 Class A-1 Noteholders have agreed to purchase the Series 2019-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

“Series 2019-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2019-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2019-1 Class

A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2019-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2019-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2019-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2019-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2019-1 Class A-1 Noteholder” means the Person in whose name a Series 2019-1 Class A-1 Note is registered in the Note Register.

“Series 2019-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Other Amounts” has the meaning set forth in the Series 2019-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2019-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2019-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2019-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2019-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.01 of the Series 2019-1 Supplement resulting from Series 2019-1 Class A-1 Advances made on or prior to such date and after the Series 2019-1 Closing Date plus (d) any Series 2019-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2019-1 Class A-1 Outstanding Principal Amount exceed the Series 2019-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2019-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2019-1 Class A-1 Swingline Notes and Series 2019-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2019-1 Class A-1 Note Purchase Agreement or the Series 2019-1 Supplement).

“Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Period commencing on or after the Series 2019-1 Class A-1 Senior Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.04(c) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Quarterly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Senior Notes Commitment Fees Shortfall Amount with respect to the Series 2019-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Senior Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Senior Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Quarterly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees.”

“Series 2019-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2019-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2019-1 Class A-1 Senior Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2019-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2019-1 Class A-1 Senior Notes Renewal Date. For purposes of the Base Indenture, a “Series 2019-1 Class A-1 Senior Notes Amortization Event” shall be deemed to be a “Class A-1 Senior Notes Amortization Event.”

“Series 2019-1 Class A-1 Senior Notes Amortization Period” means the period commencing on the date on which a Series 2019-1 Class A-1 Senior Notes Amortization Event occurs and ending on the date on which there are no Series 2019-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2019-1 Class A-1 Senior Notes Amortization Period” shall be deemed to be a “Class A-1 Amortization Period.”

“Series 2019-1 Class A-1 Senior Notes Renewal Date” means the Quarterly Payment Date in October 2024 (which date may be extended at such time until the Quarterly Payment Date in October 2025, and may be further extended until the Quarterly Payment Date in October 2026, in each case pursuant to Section 3.06(b) of the Series Supplement). For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Senior Notes Renewal Date” shall be deemed to be a “Class A-1 Senior Notes Renewal Date.”

“Series 2019-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2019-1 Class A-1 Swingline Note or Series 2019-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2019-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2019-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.08(a) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.08(d) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-2 Notes, which is $675,000,000.

“Series 2019-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2019-1 Prepayment Amount in respect of the Series 2019-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) equal to (A) except as otherwise provided in clause (B) below with respect to the period referenced therein, (i) the discounted present value as of the relevant Series 2019-1 Make-Whole Premium Calculation Date of all future installments of interest and principal that the Co-Issuers would otherwise be required to pay on the Series 2019-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2019-1 Prepayment Date to and including the Make-Whole End Date, assuming all Series 2019-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2019-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming the Series 2019-1 Senior Notes Scheduled Principal Payments (or ratable amounts thereof based on the principal of the Series 2019-1 Class A-2 Notes (or portion thereof) being prepaid) are to be made on each Quarterly Payment Date prior to such Make-Whole End Date and the entire remaining unpaid principal amount of the Series 2019-1 Class A-2 Notes (or portion thereof) is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes (or portion thereof) being prepaid; and (B) if all Outstanding Notes will be prepaid (including by refinancing) in full, on any day from and including the Quarterly Payment Date in July 2024 to and including the Quarterly Payment Date in July 2025, then the Series 2019-1 Class A-2 Make-Whole Prepayment Premium will be equal to (x) 101% of the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes minus (y) the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes.

For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2019-1 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2019-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2019-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated November 6, 2019, by and among the Initial Purchasers, the Co-Issuers, the Guarantors, the Manager, Holdco and Intermediate Holdco, as amended, supplemented or otherwise modified from time to time, relating to the Series 2019-1 Class A-2 Notes.

“Series 2019-1 Class A-2 Note Rate” means a fixed rate of 3.668% per annum.

“Series 2019-1 Class A-2 Noteholder” means the Person in whose name a Series 2019-1 Class A-2 Note is registered in the Note Register.

“Series 2019-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2019-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to Series 2019-1 Class A-2 Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to the Series 2019-1 Class A-2 Noteholders with respect to the Series 2019-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2019-1 Class A-2 Post-ARD Contingent Interest” has the meaning set forth in Section 3.05(b)(i) of the Series 2019-1 Supplement. For purposes of the Base Indenture, Series 2019-1 Class A-2 Post-ARD Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2019-1 Class A-2 Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.05(b)(i) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Quarterly Interest” means, with respect to any Interest Period for the Series 2019-1 Class A-2 Notes, an amount equal to the sum of (a) the accrued interest at the applicable Series 2019-1 Class A-2 Note Rate on the Series 2019-1 Class A-2 Outstanding Principal Amount (as of the first day of such Interest Period after giving effect to all payments of principal made to holders of the Series 2019-1 Class A-2 Notes on such day and also giving effect to repurchases and cancellations of the Series 2019-1 Class A-2 Notes during such Interest Period), calculated based on a 360-day year consisting of twelve 30-day months, and (b) the amount of any Senior Notes Interest Shortfall Amount (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2019-1 Class A-2 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2019-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2019-1 Class A-2 Scheduled Principal Payments Amount for any Quarterly Payment Date plus any Series 2019-1 Class A-2 Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account with respect to the Series 2019-1 Class A-2 Notes.

“Series 2019-1 Class A-2 Scheduled Principal Payment” means any payment of principal with respect to the Series 2019-1 Class A-2 Notes made pursuant to Section 3.02(f) of the Series 2019-1 Supplement. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2019-1 Class A-2 Scheduled Principal Payments Amount” means, with respect to any Quarterly Payment Date, an amount based on a 1.00% scheduled annual amortization, equal to 0.25% of the initial outstanding principal amount of the Series 2019-1 Class A-2 Notes. In connection with any optional prepayment of principal of the Series 2019-1 Class A-2 Notes, any Indemnification Payment or Real Estate Dispositions applied to reduce the principal of the Series 2019-1 Class A-2 Notes or any repurchase and cancellation of the Series 2019-1 Class A-2 Notes, the Series 2019-1 Class A-2 Scheduled Principal Payments Amount for each remaining Quarterly Payment Date for the Series 2019-1 Class A-2 Notes will be reduced ratably based on the amount of such prepayment or repurchase allocated to the Series 2019-1 Class A-2 Notes relative to the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes immediately prior to such prepayment or repurchase.

“Series 2019-1 Closing Date” means November 19, 2019.

“Series 2019-1 Distribution Accounts” means, collectively, the Series 2019-1 Class A-1 Distribution Account and the Series 2019-1 Class A-2 Distribution Account.

“Series 2019-1 Extension Elections” means, collectively, the Series 2019-1 First Extension Election and the Series 2019-1 Second Extension Election.

“Series 2019-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Senior Notes, the expiration or cash collateralization in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2019-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2019-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2019-1 Class A-1 Commitments.

“Series 2019-1 Final Payment Date” means the date on which the Series 2019-1 Final Payment is made.

“Series 2019-1 First Extension Election” has the meaning set forth in Section 3.06(b)(i) of the Series 2019-1 Supplement.

“Series 2019-1 Global Notes” means, collectively, the Regulation S Global Notes, the Unrestricted Global Notes and the Restricted Global Notes.

“Series 2019-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2019-1 Supplement.

“Series 2019-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the Series 2019-1 Available Senior Notes Interest Reserve Account Amount over (ii) the Series 2019-1 Notes Interest Reserve Amount required to be on deposit on the immediately following Quarterly Payment Date.

“Series 2019-1 Interest Reserve Release Event” means (i) the Manager provides a certification to the Trustee on or before the Accounting Date that the Series 2019-1 Available Senior Notes Interest Reserve Account Amount will exceed the Series 2019-1 Notes Interest Reserve Amount required to be on deposit on the immediately following Quarterly Payment Date or (ii) either (A) the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes or (B) the Series 2019-1 Class A-1 Maximum Principal Amount is reduced. The provision of the Quarterly Noteholders’ Statement by the Manager shall be deemed to satisfy clause (i) of this definition. For purposes of the Base Indenture, the “Series 2019-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2019-1 Legal Final Maturity Date” means the Quarterly Payment Date in October 2049. For purposes of the Base Indenture, the “Series 2019-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2019-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.06(g) of the Series 2019-1 Supplement.

“Series 2019-1 Note Owner” means, with respect to a Series 2019-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2019-1 Noteholders” means, collectively, the Series 2019-1 Class A-1 Noteholders and the Series 2019-1 Class A-2 Noteholders.

“Series 2019-1 Notes” means the Series 2019-1 Senior Notes.

“Series 2019-1 Notes Interest Reserve Account Deficit Amount” means, on any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount, if any, by which (a) the Series 2019-1 Notes Interest Reserve Amount exceeds (b) the Series 2019-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2019-1 Final Payment Date or the Series 2019-1 Legal Final Maturity Date, the Series 2019-1 Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2019-1 Notes Interest Reserve Amount” means, for any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount equal to (i) the sum of (a) the Outstanding Principal Amount of the Series 2019-1 Class A-2 Notes as of the immediately preceding Quarterly Payment Date (after giving effect to any principal payments on such date) multiplied by the Series 2019-1 Class A-2 Note Rate, plus (b) the sum, for each Series 2019-1 Class A-1 Note, of the related Commitment Amount as of the immediately preceding Quarterly Payment Date (after giving effect to any commitment reductions on such date), multiplied by the applicable Series 2019-1 Class A-1 Note Rate (provided, that the Manager shall determine the amount in clause (b) using its good faith estimate of the applicable Series 2019-1 Class A-1 Note Rate and the Series 2019-1 Notes Interest Reserve Amount shall be adjusted quarterly pursuant to Section 3.02(d)(iv) of the Series Supplement), and divided by (ii) four.

“Series 2019-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2019-1 Class A-1 Outstanding Principal Amount plus the Series 2019-1 Class A-2 Outstanding Principal Amount.

“Series 2019-1 Prepayment” has the meaning set forth in Section 3.06(e) of the Series 2019-1 Supplement.

“Series 2019-1 Prepayment Amount” has the meaning set forth in Section 3.06(g) of the Series 2019-1 Supplement.

“Series 2019-1 Prepayment Date” means the date on which any prepayment on the Series 2019-1 Class A-1 Notes or the Series 2019-1 Class A-2 Notes is made pursuant to Section 3.06(d)(i), Section 3.06(d)(ii), Section 3.06(f) or Section 3.06(i) of the Series Supplement, which shall be, with respect to any Series 2019-1 Prepayment pursuant to Section 3.06(d)(i) or Section 3.06(f) of the Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2019-1 Prepayment in connection with a Rapid Amortization Period or Real Estate Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2019-1 Second Extension Election” has the meaning set forth in Section 3.06(b)(ii) of the Series 2019-1 Supplement.

“Series 2019-1 Securities Intermediary” has the meaning set forth in Section 3.09(a) of the Series 2019-1 Supplement.

“Series 2019-1 Senior Notes” means, collectively, the Series 2019-1 Class A-1 Notes and the Series 2019-1 Class A-2 Notes.

“Series 2019-1 Supplement” means the Series 2019-1 Supplement, dated as of the Series 2019-1 Closing Date by and among the Co-Issuers, the Trustee and the Series 2019-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2019-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2019-1 Supplement.

“Series Non-Amortization Test” means, with respect to the Series 2019-1 Senior Notes, a test that will be satisfied on any Quarterly Payment Date if (i) the Holdco Leverage Ratio is less than or equal to 5.0x as of the Accounting Date preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing investments by plans, accounts and arrangements not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (including governmental plans, certain church plans and non-U.S. plans), and the conduct of the fiduciaries of such plans, accounts and arrangements.

“STAMP” has the meaning set forth in Section 4.03(a) of the Series 2019-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.02(d) of the Series 2019-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.01(b) of the Series 2019-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2019-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $30,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2019-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Coöperatieve Rabobank U.A., New York Branch, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Trigger Event” means an event or series of events by which (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan; provided that such person does not have the right to direct the voting of securities included in such employee benefit plan) acquires ownership or control, either directly or indirectly, of more than 35% of the Equity Interests of the Master Issuer or an amount of Equity Interests of the Master Issuer that entitles such “person” or “group” to exercise more than 35% of the voting power in the Equity Interests of the Master Issuer (including by reason of a change in the ownership of the Equity Interests in, or voting power of, Holdco, Intermediate Holdco, DPL or the SPV Guarantor).

“Uncertificated Note” means any Note issued in uncertificated, fully registered form evidenced by entry in the Note Register.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Unrestricted Global Notes” has the meaning set forth in Section 4.02(b) of the Series 2019-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.02 of the Series 2019-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.02(b) of the Series 2019-1 Supplement.

EXHIBIT A-1-1

FORM OF SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2019-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PIZZA DISTRIBUTION LLC AND DOMINO’S IP HOLDER LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 19, 2019 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, DOMINO’S PIZZA LLC, AS THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 ADVANCE NOTE

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                ] or registered assigns, up to the principal sum of [                        ] DOLLARS ($[                        ]) or such lesser amount as shall equal the portion of the Series 2019-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2019-1

Exh A-1-1-1

Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 25, 2049 (the “Series 2019-1 Legal Final Maturity Date”). Pursuant to the Series 2019-1 Class A-1 Note Purchase Agreement and the Series 2019-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2019-1 Class A-1 Notes may be paid earlier than the Series 2019-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2019-1 Class A-1 Advance Note (this “Note”) at the Series 2019-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing January 27, 2020 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 19, 2019 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2019-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Exh A-1-1-2

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-1-1-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-1-4

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

Exh A-1-1-5

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-1 Notes of the Co-Issuers designated as their Series 2019-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2019-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2019-1 Class A-1 Advance Notes (herein called the “Series 2019-1 Class A-1 Advance Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee, and Citibank, N.A., as Series 2019-1 Securities Intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2019-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2019-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2019-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2019-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-1 Advance Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2019-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2019-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2019-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2019-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2019-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2019-1 Class A-1 Noteholder at the address for such Series 2019-1 Class A-1 Noteholder appearing in the Note Register if such Series 2019-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2019-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2019-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2019-1 Class A-1 Note at the applicable Corporate Trust Office.

Exh A-1-1-6

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2019-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-1 Noteholder, by acceptance of a Series 2019-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2019-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-1 Noteholder and upon all future Series 2019-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Exh A-1-1-7

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2019-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

Exh A-1-1-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ___________________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-1-9

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-1-10

Exh A-1-1-11

EXHIBIT A-1-2

FORM OF SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2019-1 CLASS A-1 SWINGLINE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PIZZA DISTRIBUTION LLC AND DOMINO’S IP HOLDER LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 19, 2019 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, DOMINO’S PIZZA LLC, AS THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

Exh A-1-2-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-	up to $[___________]

SEE REVERSE FOR CERTAIN CONDITIONS

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 SWINGLINE NOTE

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [______________________] or registered assigns, up to the principal sum of [___________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2019-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 25, 2049 (the “Series 2019-1 Legal Final Maturity Date”). Pursuant to the Series 2019-1 Class A-1 Note Purchase Agreement and the Series 2019-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2019-1 Class A-1 Notes may be paid earlier than the Series 2019-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2019-1 Class A-1 Swingline Note (this “Note”) at the Series 2019-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing January 27, 2020 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 19, 2019 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed

Exh A-1-2-2

and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2019-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-1-2-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC,
as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,
as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC,
as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC,
as Co-Issuer

By:
Name:
Title:

Exh A-1-2-4

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

Exh A-1-2-5

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-1 Notes of the Co-Issuers designated as their Series 2019-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2019-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2019-1 Class A-1 Swingline Notes (herein called the “Series 2019-1 Class A-1 Swingline Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2019-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2019-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2019-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2019-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2019-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2019-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2019-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2019-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2019-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2019-1 Class A-1 Noteholder at the address for such Series 2019-1 Class A-1 Noteholder appearing in the Note Register if such Series 2019-1

Exh A-1-2-6

Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2019-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2019-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2019-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2019-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-1 Noteholder, by acceptance of a Series 2019-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2019-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-1 Noteholder and upon all future Series 2019-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Exh A-1-2-7

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2019-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

Exh A-1-2-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-2-9

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-2-10

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-2-11

EXHIBIT A-1-3

FORM OF SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2019-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PIZZA DISTRIBUTION LLC AND DOMINO’S IP HOLDER LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 19, 2019 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, DOMINO’S PIZZA LLC, AS THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

Exh A-1-3-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE SERIES 2019-1 CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2019-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 L/C NOTE

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                                                 ] or registered assigns, up to the principal sum of [                    ] DOLLARS ($[                                    ]) or such lesser amount as shall equal the portion of the Series 2019-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 25, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2019-1 Class A-1 Note Purchase Agreement and the Series 2019-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2019-1 Class A-1 Notes may be paid earlier than the Series 2019-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay (i) interest on this Series 2019-1 Class A-1 L/C Note (this “Note”) at the Series 2019-1 Class A-1 Note Rate and (ii) the Series 2019-1 Class A-1 L/C Fees, in each case, for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing January 27, 2020 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with

Exh A-1-3-2

respect to (i) initially, the period from and including November 19, 2019 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest and fees on this Note at the Series 2019-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2019-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-1-3-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-3-4

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-1-3-5

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-1 Notes of the Co-Issuers designated as their Series 2019-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2019-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2019-1 Class A-1 L/C Notes (herein called the “Series 2019-1 Class A-1 L/C Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Series 2019-1 Class A-1 Note Purchase Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2019-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2019-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2019-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2019-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest, if any, will each accrue on the Series 2019-1 Class A-1 L/C Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2019-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2019-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2019-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2019-1 Class A-1 Distribution Account no later than 12:30 p.m. (New

Exh A-1-3-6

York City time) if a Series 2019-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2019-1 Class A-1 Noteholder at the address for such Series 2019-1 Class A-1 Noteholder appearing in the Note Register if such Series 2019-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2019-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2019-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2019-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2019-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-1 Noteholder, by acceptance of a Series 2019-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2019-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and

Exh A-1-3-7

certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-1 Noteholder and upon all future Series 2019-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2019-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

Exh A-1-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                                          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-3-9

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-3-10

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-3-11

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2019-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-1-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-2-1-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2019-1 CLASS A-2 NOTE

No. R-	up to $[___________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 25755T AL4

ISIN Number: US25755TAL44

Common Code: 208039822

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2019-1 3.668% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [_____________] DOLLARS ($[_____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 25, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2019-1 Class A-2 Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing January 27, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 19, 2019 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2019-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-1-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2019-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-1-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-1-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-1-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Co-Issuers designated as their $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2019-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2019-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2019-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class A-2 Notes will be made pro rata to the Series 2019-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-2-1-7

the Series 2019-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-2 Noteholder, by acceptance of a Series 2019-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2019-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-2 Noteholder and upon all future Series 2019-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-1-8

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2019-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-1-10

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2019-1

CLASS A-2 NOTE

The initial principal balance of this Restricted Global Series 2019-1 Class A-2 Note is $[____________]. The following exchanges of an interest in this Restricted Global Series 2019-1 Class A-2 Note for an interest in a corresponding Regulation S Global Series 2019-1 Class A-2 Note or an Unrestricted Global Series 2019-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-1-11

EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2019-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-2-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN

Exh A-2-2-2

REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Exh A-2-2-3

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2019-1 CLASS A-2 NOTE

No. S-	up to $[__________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AL1

ISIN Number: USU2583EAL12

Common Code: 208027085

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2019-1 3.668% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [_________________] DOLLARS ($[______________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 25, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Regulation S Global Series 2019-1 Class A-2 Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing January 27, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 19, 2019 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2019-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-2-4

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2019-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-2-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-2-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-2-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Co-Issuers designated as their $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2019-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2019-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2019-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class A-2 Notes will be made pro rata to the Series 2019-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-2-2-8

the Series 2019-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-2 Noteholder, by acceptance of a Series 2019-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2019-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-2 Noteholder and upon all future Series 2019-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-2-9

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2019-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-2-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-2-11

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2019-1

CLASS A-2 NOTE

The initial principal balance of this Regulation S Global Series 2019-1 Class A-2 Note is $[_____________]. The following exchanges of an interest in this Regulation S Global Series 2019-1 Class A-2 Note for an interest in a corresponding Restricted S Global Series 2019-1 Class A-2 Note or an Unrestricted Global Series 2019-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-2-12

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2019-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-3-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-2-3-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2019-1 CLASS A-2 NOTE

No. U-	up to $[_________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AL1

ISIN Number: USU2583EAL12

Common Code: 208027085

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2019-1 3.668% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [_________________] DOLLARS ($[______________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on October 25, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2019-1 Class A-2 Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing January 27, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 19, 2019 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2019-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-3-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2019-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-3-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-3-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Co-Issuers designated as their $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2019-1 Class A-2 Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2019-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2019-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class A-2 Notes will be made pro rata to the Series 2019-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-2-3-7

the Series 2019-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-2 Noteholder, by acceptance of a Series 2019-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2019-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-2 Noteholder and upon all future Series 2019-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-3-8

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2019-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-3-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-3-10

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2019-1

CLASS A-2 NOTE

The initial principal balance of this Unrestricted Global Series 2019-1 Class A-2 Note is $[______________]. The following exchanges of an interest in this Unrestricted Global Series 2019-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2019-1 Class A-2 Note or a Regulation S Global Series 2019-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-3-11

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF SERIES 2019-1 CLASS A-1 NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;
Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC Series 2019-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2019-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2019-1 Class A-1 Note Purchase Agreement identified in Annex A to the Series 2019-1 Supplement, as applicable.

This certificate relates to U.S. $[_______________] aggregate principal amount of Notes registered in the name of [_______________] [name of transferor] (the “Transferor”) and held in the form of [a definitive Note][an Uncertificated Note], who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [______________] [name of transferee] (the “Transferee”) to be held in the form of [a definitive Note][an Uncertificated Note].1

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

[1]

In the case of a Transferee taking their interest in the applicable Series 2019-1 Class A-1 Note, following the transfer to such Transferee, the Trustee shall send to the Transferee a Confirmation of Registration pursuant to Section 4.01(f) of the Series 2019-1 Supplement.

Exh B-1-1

2. the Transferee is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2019-1 Class A-1 Notes;

3. the Transferee is purchasing the Series 2019-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2019-1 Class A-1 Notes;

4. the Transferee understands that (i) the Series 2019-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2019-1 Class A-1 Notes, (iii) any transferee must not be a Competitor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.03 of the Series 2019-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2019-1 Class A-1 Note Purchase Agreement;

5. the Transferee will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2019-1 Class A-1 Notes;

6. the Transferee understands that the Series 2019-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2019-1 Class A-1 Notes attached to the Series 2019-1 Supplement and be subject to the restrictions on transfer described in such legend;

7. the Transferee will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2019-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8. the Transferee is not a Competitor;

9. either (i) the Transferee is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

10. if it is an ERISA Plan or is purchasing or holding the Series 2019-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), has relied as primary basis in connection with its

Exh B-1-2

decision to invest in the Series 2019-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2019-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2019-1 Notes; and

11. the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-1-3

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE FOR SERIES 2019-1 CLASS A-2 NOTES

FOR TRANSFERS OF INTERESTS IN RESTRICTED GLOBAL NOTES TO INTERESTS IN

REGULATION S GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;
Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[__________________] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [____________]) in the name of [______________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [__________________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 6, 2019, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2. at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

Exh B-2-1

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

6. the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

7. the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

9. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

10. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

11. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

12. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

13. the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (iii) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee shall, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

14. the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2019-1 Class A-1 Notes attached to the Series 2019-1 Supplement and be subject to the restrictions on transfer described in such legend;

15. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

Exh B-2-2

16. the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

17. the Transferee is not a Competitor;

18. if it is an ERISA Plan or is purchasing or holding the Series 2019-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), has relied as primary basis in connection with its decision to invest in the Series 2019-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2019-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2019-1 Notes; and

19. the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 5 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 5 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 5 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 5 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Exh B-2-3

Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-2-4

EXHIBIT B-3

FORM OF TRANSFEREE CERTIFICATE FOR SERIES 2019-1 CLASS A-2 NOTES

FOR TRANSFERS OF INTERESTS IN RESTRICTED GLOBAL NOTES TO INTERESTS IN

UNRESTRICTED GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;
Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[____________] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [____________]) in the name of [_______________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Unrestricted Global Note in the name of [_____________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 6, 2019, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2. at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

Exh B-3-1

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5. the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

6. the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7. the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12. the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (iii) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee shall, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above.

13. the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2019-1 Class A-1 Notes attached to the Series 2019-1 Supplement and be subject to the restrictions on transfer described in such legend;

14. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

Exh B-3-2

15. the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

16. the Transferee is not a Competitor;

17. if it is an ERISA Plan or is purchasing or holding the Series 2019-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), has relied as primary basis in connection with its decision to invest in the Series 2019-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2019-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2019-1 Notes; and

18. the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Dated:                 ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Exh B-3-3

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-3-4

EXHIBIT B-4

FORM OF TRANSFEREE CERTIFICATE FOR SERIES 2019-1 CLASS A-2 NOTES

FOR TRANSFERS OF INTEREST IN REGULATION S GLOBAL NOTES OR

UNRESTRICTED GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF

AN INTEREST IN A RESTRICTED GLOBAL NOTE

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC $675,000,000 Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[____________] aggregate principal amount of Notes which are held in the form of [an interest in a Regulation S Global Note with DTC] [an interest in an Unrestricted Global Note with DTC] (CUSIP (CINS) No. [____________]) in the name of [_____________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of [_______________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated November 6, 2019, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Master Issuer or an Affiliate of the Master Issuer or as follows:

1. the Transferee is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercises sole investment discretion;

2. the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

Exh B-4-1

4. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5. the Transferee understands that that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

6. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7. the Transferee is not a Competitor; and

8. if it is an ERISA Plan or is purchasing or holding the Series 2019-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), has relied as primary basis in connection with its decision to invest in the Series 2019-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2019-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2019-1 Notes.

The Transferee hereby certifies that it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

Exh B-4-2

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Dated:                 ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-4-3

EXHIBIT C

[FORM OF QUARTERLY NOTEHOLDERS’ STATEMENT]

Exh C-1

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting: Quarterly Collection Period Ending: Quarterly Payment Date:

Debt Service Coverage Ratios and Senior ABS Leverage
	Holdco Leverage	Senior ABS Leverage	Quarterly DSCR
Current Period

One Period Prior

Two Periods Prior

Three Periods Prior

System Performance

Domestic

	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Store Transfers during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period

Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

International

	Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period

Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

	Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period

Global Retail Sales

	Domestic	International	Total System-Wide
Global Retail Sales for the Trailing 13 Fiscal Periods

Potential Events

Material Concern
i. Potential Rapid Amortization Event
ii. Potential Manager Termination Event

Cash Trapping

		Commenced	Commencement Date
i. a. Partial Cash Trapping Period

b. Full Cash Trapping Period

ii. Cash Trapping Percentage during Quarterly Collection Period

iii Cash Trapping Percentage following current Quarterly Payment Date

iv. Cash Trapping Percentage during prior Quarterly Collection Period

v. Partial Cash Trapping Release Event

vi. Full Cash Trapping Release Event

Occurrence Dates

		Commenced	Commencement Date
i. Rapid Amortization Event

ii. Default

iii. Event of Default

iv. Manager Termination Event

Non-Amortization Test

		Commenced	Commencement Date
i. Non-Amortization Period

Extension Periods

		Commenced	Commencement Date
i. Series 2019-1 Class A-1 first renewal period

ii. Series 2019-1 Class A-1 second renewal period

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting: Quarterly Collection Period Ending: Quarterly Payment Date:

Allocation of Funds

1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

i. Outstanding Principal Balances
a. Series 2019-1 Class A-1 Notes (Advance)	$
a. Series 2019-1 Class A-1 Notes (Swingline)	$
a. Series 2019-1 Class A-1 Notes (L/C)	$
b. Series 2015-1 Class A-2-II Notes	$
b. Series 2017-1 Class A-2-I Notes	$
b. Series 2017-1 Class A-2-II Notes	$
b. Series 2017-1 Class A-2-III Notes	$
b. Series 2018-1 Class A-2-I Notes	$
b. Series 2018-1 Class A-2-II Notes	$
b. Series 2019-1 Class A-2 Notes	$
c. Senior Subordinated Notes	$
d. Subordinated Notes	$
ii. Reserve Account Balances
a. Available Senior Notes Interest Reserve Account Amount (1)	$
b. Available Senior Subordinated Notes Interest Reserve Account Amount	$
c. Available Cash Trap Reserve Account Amount (1)	$

2. Retained Collections for Current Quarterly Payment Date:

i. Franchisee Payments
a. Domestic Continuing Franchise Fees	$
b. International Continuing Franchise Fees	$
c. Initial Franchise Fees	$
d. Other Franchise Fees	$
e. PULSE Maintenance Fees	$
f. PULSE License Fees	$
g. Technology Fees
h. Franchisee Insurance Proceeds	$
i. Other Franchisee Payments	$
ii. Company-Owned Stores License Fees	$
iii. Third-Party License Fees	$
iv. Product Purchase Payments	$
v. Co-Issuers Insurance Proceeds	$
vi. Asset Disposition Proceeds	$
vii. Excluded Amounts	$
viii. Other Collections	$
ix. Investment Income	$
x. HoldCo L/C Agreement Fee Income	$
Less:
xiii. Excluded Amounts	$
a. Advertising Fees	$
b. Company-Owned Store Advertising Fees	$
c. Third-Party Matching Expenses	$
xiv. Product Purchase Payments	$
xiv. Bank Account Expenses	$
Plus:
xvi. Aggregate Weekly Distributor Profit Amount	$
xvii. Retained Collections Contributions	$

xviii. Total Retained Collections	$

1.	Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting: Quarterly Collection Period Ending: Quarterly Payment Date:

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:

i. Retained Collections for Quarterly Collection Period	$
Less:
ii. Servicing Fees, Liquidation Fees and Workout Fees	$
iii. Securitization Entities Operating Expenses paid during Quarterly Collection Period	$
iv. Weekly Manager Fee Amounts paid during Quarterly Collection Period	$
v. PULSE Maintenance Fees	$
vi. Technology Fees	$
vii. Administrative Expenses	$
viii. Investment Income	$
vix. Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$

viii. Net Cash Flow for Quarterly Collection Period	$

ix. Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$
x. Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year

xi. Adjusted Net Cash Flow for Quarterly Collection Period	$

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

i. Required Interest on Senior and Senior Subordinated Notes
Series 2019-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Series 2019-1 Class A-2 Quarterly Interest	$
ii. Required Principal on Senior and Senior Subordinated Notes
Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-III Quarterly Scheduled Principal	$
Series 2018-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2018-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2019-1 Class A-2 Quarterly Scheduled Principal	$
iii. Other
Series 2019-1 Class A-1 Quarterly Commitment Fees	$

iv. Total Debt Service	$

v. Other Payments to Noteholders Relating to Notes
Series 2019-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2019-1 Class A-2 Quarterly Contingent Additional Interest	$

5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

i. All available deposits in Series 2019-1 Class A-1 Distribution Account	$
iii. All available deposits in Series 2015-1 Class A-2-II Distribution Account	$
iv. All available deposits in Series 2017-1 Class A-2-I Distribution Account	$
v. All available deposits in Series 2017-1 Class A-2-II Distribution Account	$
vi. All available deposits in Series 2017-1 Class A-2-III Distribution Account	$
vii. All available deposits in Series 2018-1 Class A-2-I Distribution Account	$
viii. All available deposits in Series 2018-1 Class A-2-II Distribution Account	$
ix. All available deposits in Series 2019-1 Class A-2 Distribution Account	$

v. Total on Deposit in Distribution Accounts	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting: Quarterly Collection Period Ending: Quarterly Payment Date:

6. Distributions for Current Quarterly Payment Date:

Series 2019-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2019-1 Class A-1 Notes	$
ii. Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2019-1 Class A-1 Notes	$
iii. Principal payments to Series 2019-1 Class A-1 Notes	$
iv. Payment of Series 2019-1 Class A-1 Notes Breakage Amounts	$

Series 2015-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2015-1 Class A-2-II Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$
iii. Principal payment to Series 2015-1 Class A-2-II Notes	$
iv. Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$

Series 2017-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-I Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-I Notes	$
iii. Principal payment to Series 2017-1 Class A-2-I Notes	$
iv. Make-Whole Premium related to Series 2017-1 Class A-2-I Notes	$

Series 2017-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-II Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-II Notes	$
iii. Principal payment to Series 2017-1 Class A-2-II Notes	$
iv. Make-Whole Premium related to Series 2017-1 Class A-2-II Notes	$

Series 2017-1 Class A-2-III Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-III Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-III Notes	$
iii. Principal payment to Series 2017-1 Class A-2-III Notes	$
iv. Make-Whole Premium related to Series 2017-1 Class A-2-III Notes	$

Series 2018-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2018-1 Class A-2-I Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-I Notes	$
iii. Principal payment to Series 2018-1 Class A-2-I Notes	$
iv. Make-Whole Premium related to Series 2018-1 Class A-2-I Notes	$

Series 2018-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2018-1 Class A-2-II Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-II Notes	$
iii. Principal payment to Series 2018-1 Class A-2-II Notes	$
iv. Make-Whole Premium related to Series 2018-1 Class A-2-II Notes	$

Series 2019-1 Class A-2 Distribution Account
i. Payment of interest related to Series 2019-1 Class A-2 Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2019-1 Class A-2 Notes	$
iii. Principal payment to Series 2019-1 Class A-2 Notes	$
iv. Make-Whole Premium related to Series 2019-1 Class A-2 Notes	$

Total Allocations from Distribution Accounts	$

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$
ii. Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$
iii. Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$

8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$
ii. Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$
iii. Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting: Quarterly Collection Period Ending: Quarterly Payment Date:

9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$
ii. Less draws on Available Cash Trap Reserve Account Amount	$
iii. Less Cash Trapping Release Amount	$
iv. Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$

10. Real Estate Disposition Proceeds

i. Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$
ii. Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$

11. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

i. Series 2019-1 Class A-1 Notes (Advance)	$
i. Series 2019-1 Class A-1 Notes (Swingline)	$
i. Series 2019-1 Class A-1 Notes (L/C)	$
ii. Series 2015-1 Class A-2-II Notes	$
iii. Series 2017-1 Class A-2-I Notes	$
iv. Series 2017-1 Class A-2-II Notes	$
v. Series 2017-1 Class A-2-III Notes	$
vi. Series 2018-1 Class A-2-I Notes	$
vii. Series 2018-1 Class A-2-II Notes	$
viii. Series 2019-1 Class A-2 Notes	$
ix. Senior Subordinated Notes	$
x. Subordinated Notes	$
xi. Reserve account balances:
a. Available Senior Notes Interest Reserve Account Amount	$
b. Available Senior Subordinate Notes Interest Reserve Account Amount	$
c. Available Cash Trap Reserve Account Amount	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement this

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

        by:

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Dates / Periods

Quarterly Payment Date

Quarterly Collection Period
Beginning Date
Ending Date

System Performance

Domestic	Franchise	Company-Owned	Total Domestic

Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Store Transfers during the Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period
Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

International	Franchise	Company-Owned	Total International

Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period
Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

Same Store Sales	Franchise	Company Owned	International

Same-Store Sales Growth for Quarterly Collection Period

Global Retail Sales	Domestic	International	Total System-Wide

Global Retail Sales for the Trailing 13 Fiscal Periods

Collections and Retained Collections

Quarterly Collection Period
Collections
Franchisee Payments
Domestic Continuing Franchise Fees	$
International Continuing Franchise Fees	$
Initial Franchise Fees	$
Other Franchise Fees	$
PULSE Maintenance Fees	$
PULSE License Fees	$
Technology Fees	$
Franchisee Insurance Proceeds	$
Other Franchisee Payments	$
Company-Owned Stores License Fees	$
Third-Party License Fees	$
Product Purchase Payments	$
Co-Issuers Insurance Proceeds	$
Asset Disposition Proceeds	$
Excluded Amounts	$
Other Collections	$
Investment Income	$
HoldCo L/C Agreement Fee Income	$
Total Collections during Quarterly Collection Period	$

LESS: Excluded Amounts	$
Advertising Fees	$
Company-Owned Stores Advertising Fees	$
Third-Party Matching Expenses	$
Product Purchase Payments	$
Bank Account Expenses	$
PLUS: Aggregate Weekly Distributor Profit Amount	$
Retained Collections Contributions	$

Retained Collections during Quarterly Collection Period	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Number of Retained Collection Contributions made since Initial Closing Date
Number of Retained Collection Contributions made during current annual period
Aggregate amount of Retained Collections Contributions made during Quarterly Collection Period	$

Servicer Advances made during Quarterly Collection Period	$
Manager Advances made during Quarterly Collection Period	$

Indemnification Payments received during Quarterly Collection Period	$

Weekly Manager Amount

Open Stores in Contiguous U.S. as of end of prior Quarterly Collection Period

Base Annual Management Fee	$
Step-Up for every 100 Open Domino’s Stores in Contiguous U.S.	$
Annual inflation factor

Management Fee Pre-Inflation Adjustment	$
Inflation Adjustment
Deal Year
Inflation Adjustment

Weekly Management Fee Amount	$
Total Weekly Management Fee Amount for Quarterly Collection Period	$

Covenants

Calculation of DSCR

Net Cash Flow for Current Quarterly Payment Date:
Retained Collections for Quarterly Collection Period	$
Less:
Servicing Fees, Liquidation Fees and Workout Fees	$
Securitization Entities Operating Expenses paid during Quarterly Collection Period	$
Weekly Manager Fee Amounts paid during Quarterly Collection Period	$
PULSE Maintenance Fees	$
Technology Fees	$
Administrative Expenses	$
Investment Income	$
Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$

Net Cash Flow for Quarterly Collection Period	$

Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$
Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year

Adjusted Net Cash Flow for Quarterly Collection Period	$

Debt Service / Payments to Noteholders for Current Quarterly Payment Date:
Required Interest on Senior and Senior Subordinated Notes
Series 2019-1 Class A-1 Quarterly Interest and L/C Fees	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Series 2019-1 Class A-2 Quarterly Interest	$
Senior Subordinated Quarterly Interest	$
Required Principal on Senior and Senior Subordinated Notes
Series 2015-1 Class A-2-II Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2017-1 Class A-2-I Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2017-1 Class A-2-II Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2017-1 Class A-2-III Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2018-1 Class A-2-I Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2018-1 Class A-2-II Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2019-1 Class A-2 Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Senior Subordinated Scheduled Principal	$
Other
Series 2019-1 Class A-1 Quarterly Commitment Fees	$

Total Debt Service	$

Debt Service Coverage Ratios

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Quarterly Payment Date	Quarterly Interest Only DSCR incl. Retained Coll. Contrib.	Quarterly DSCR incl. Retained Coll. Contrib.	Quarterly DSCR not incl. Retained Coll. Contrib.

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Leverage Ratios	Quarterly Payment Date	Holdco Leverage	Senior ABS Leverage

Cash Trap Trigger Matrix	Quarterly DSCR		Cash Trapping Percentage
	< 1.50x		100%
	< 1.75x		50%
	>= 1.75x		0%

Quarterly DSCR Triggers	DSCR Triggers	Event Triggered	Commencement Date
	Full Cash Trapping Period
	Partial Cash Trapping Period
	Rapid Amortization Event
	Manager Termination Event
	Default
	Event of Default

Potential Events

Material Concern
Potential Rapid Amortization Event
Potential Manager Termination Event

Cash Trapping Percentages

Cash Trapping Percentage during Quarterly Collection Period
Cash Trapping Percentage following Current Quarterly Payment Date

Cash Trap Release Amounts

Partial Step-Down Cash Trapping Release occurred
Full Step-Down Cash Trapping Release occurred

Aggregate amount on deposit in the Cash Trap Reserve Account	$
(a) Aggregate amount on deposit from periods with a Cash Trapping Percentage equal to 50%	$
(b) Aggregate amount on deposit from periods with a Cash Trapping Percentage equal to 100%	$

Cash Trapping Release Amount	$

Debt Service Amount

Series 2019-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Series 2019-1 Class A-2 Quarterly Interest	$
Senior Subordinated Quarterly Interest	$
Series 2019-1 Class A-1 Quarterly Commitment Fees	$
Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-III Scheduled Principal	$
Series 2018-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2018-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2019-1 Class A-2 Quarterly Scheduled Principal	$
Senior Subordinated Scheduled Principal	$

Series 2019-1 Debt Service Amount	$

Series 2019-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2019-1 Class A-2 Quarterly Contingent Additional Interest	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Real Estate Disposition Proceeds

Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date		$
Plus: Additional Real Estate Disposition Proceeds		$
Less: Reinvested Real Estate Disposition Proceeds		$
Real Estate Disposition Proceeds Prepayments		$
Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date		$

Extension Periods	Commenced	Date of Commencement

i. Series 2019-1 Class A-1 first renewal period
ii. Series 2019-1 Class A-1 first second period

Non-Amortization Test	Commenced	Date of Commencement

Non-Amortization Period

Outstanding Principal Balances

Series 2019-1 Class A-1 Advance Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2019-1 Class A-1 Swingline Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2019-1 Class A-1 L/C Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2015-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-2-I Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-2-III Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2018-1 Class A-2-I Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2018-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2019-1 Class A-2 Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Senior Subordinated Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Subordinated Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$

Prepayments

Amount of Series 2015-1 Class A-2-II Notes to be prepaid on Quarterly Payment Date		$
Series 2015-1 Class A-2-II Make-Whole Prepayment Premium		$
Amount of Series 2017-1 Class A-2-I Notes to be prepaid on Quarterly Payment Date		$
Series 2017-1 Class A-2-I Make-Whole Prepayment Premium		$
Amount of Series 2017-1 Class A-2-II Notes to be prepaid on Quarterly Payment Date		$
Series 2017-1 Class A-2-II Make-Whole Prepayment Premium		$
Amount of Series 2017-1 Class A-2-III Notes to be prepaid on Quarterly Payment Date		$
Series 2017-1 Class A-2-III Make-Whole Prepayment Premium		$
Amount of Series 2018-1 Class A-2-I Notes to be prepaid on Quarterly Payment Date		$
Series 2018-1 Class A-2-I Make-Whole Prepayment Premium		$
Amount of Series 2018-1 Class A-2-II Notes to be prepaid on Quarterly Payment Date		$
Series 2018-1 Class A-2-II Make-Whole Prepayment Premium		$
Amount of Series 2019-1 Class A-2 Notes to be prepaid on Quarterly Payment Date		$
Series 2019-1 Class A-2 Make-Whole Prepayment Premium		$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Priority of Payments

Priority of Payments during Quarterly Collection Period

i.		Indemnification and Real Estate Disposition Proceeds Payments to Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$

ii.	a.	Reimbursement of Servicing Advances first to the Trustee, then to the Servicer	$
	b.	Reimbursement of Manager Advances to the Manager	$
	c.	Servicing Fees, Liquidation Fees and Workout Fees to the Servicer	$

iii.		Successor Manager Transition Expenses	$

iv.	a.	Weekly Management Fee Amount	$
	b.	PULSE Maintenance Fees	$
	c.	Technology Fees	$

v.	a.	Capped Securitization Operating Expenses Amount to Master Issuer	$
	b.	Post-Default Capped Trustee Expenses Amount to Trustee	$

vi.	a.	Senior Notes Accrued Interest Amount to the Senior Notes Interest Account	$
	b.	Series Hedge Payment Amount to the Series Hedge Payment Account	$

vii.		Class A-1 Senior Notes Accrued Commitment Fees to Class A-1 Senior Notes Commitment Fees Account	$

viii.		Capped Class A-1 Senior Notes Administrative Expenses Amount to the Administrative Agent	$

ix.		Senior Subordinated Notes Accrued Interest Amount to the Senior Subordinated Notes Interest Account	$

x.		Senior Notes Interest Reserve Account Deficit Amount to the Senior Notes Interest Reserve Account	$

xi.		Senior Subordinated Notes Interest Reserve Account Deficit Amount to the Senior Subordinated Notes Interest Reserve Account	$

xii.	a.	Senior Notes Accrued Scheduled Principal Payments Amount to the Senior Notes Principal Payment Account	$
	b.	Senior Notes Scheduled Principal Payments Deficiency Amount to the Senior Notes Principal Payment Account	$

xiii.		Senior Notes Scheduled Principal Catch-Up Amount	$

xiv.	a.	Supplemental Management Fee to the Manager	$
	b.	Weekly Distribution Services Reimbursement Amount	$

xv.

If no Rapid Amortization Period is continuing, if a Class A-1 Senior Notes Amortization Event is continuing all remaining funds to the Senior Notes Principal Payments Account for the Class A-1 Senior Notes

$

xvi.		If no Rapid Amortization Period is continuing, deposit of Cash Trapping Amount to Cash Trap Reserve Account	$

xvii.		If a Rapid Amortization Period is continuing, all remaining funds to Senior Notes Principal Payments Account	$

xviii.	a.	Senior Subordinated Notes Accrued Scheduled Principal Payments Amount to the Senior Subordinated Notes Principal Payment Account	$
	b.	Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount to the Senior Subordinated Notes Principal Payment Account	$

xix.		Senior Subordinated Notes Scheduled Principal Catch-Up Amount	$

xx.		If Rapid Amortization Period, all remaining funds allocated to Senior Subordinated Notes Principal Payments Account	$

xxi.		Excess Securitization Operating Expenses Amount	$

xxii.		Excess Class A-1 Senior Notes Administrative Expenses Amounts	$

xxiii.		Class A-1 Senior Notes Other Amounts	$

xxiv.		Subordinated Notes Accrued Quarterly Interest Amount	$

xxv.		Subordinated Notes Accrued Scheduled Principal Payments Amount	$

xxvi.		Subordinated Notes Scheduled Principal Catch-Up Amount	$

xxvii.		If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account	$

xxviii.		Senior Notes Accrued Post-ARD Contingent Interest Amount to the Senior Notes Post-ARD Contingent Interest Account	$

xxix.		Senior Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Senior Subordinated Notes Post-ARD Contingent Interest Account	$

xxx.		Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Subordinated Notes Post-ARD Contingent Interest Account	$

xxxi.	a.	Series Hedge Payment Amount constituting termination payment to the Series Hedge Payment Account	$
	b.	Other amounts owed to Hedge Counterparty pursuant to Series Hedge Agreement	$

xxxii.		Payment of Environmental Remediation Expenses Amount	$

xxxiii.		Senior Notes unpaid premiums and make-whole premiums to Senior Notes Principal Payment Account	$

xxxiv.		Senior Subordinated Notes unpaid premiums and make-whole premiums to Senior Subordinated Notes Principal Payment Account	$

xxxv.		Subordinated Notes unpaid premiums and make-whole premiums to Subordinated Notes Principal Payment Account	$

xxxvi.		Weekly Equipment Purchasing Reimbursement Amount	$

xxxvii.		Manager direction to the Lease Concentration, Equipment Holder or Real Estate Holder Accounts	$

xxxviii.		Total Residual Amount	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Series Allocations

Quarterly Collection Period
(a) Indemnification and Real Estate Disposition Proceeds Payments
Allocated to Series 2019-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
Allocated to Series 2019-1 Class A-2 Notes	$
(b) Senior Notes Accrued Quarterly Interest Amount
Series 2019-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Series 2019-1 Class A-2 Quarterly Interest	$
(c) Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amounts
Series 2019-1 Class A-1 Quarterly Commitment Fees	$
(d) Capped Class A-1 Senior Notes Administrative Expenses Amounts
Class A-1 Senior Notes Administrative Expenses	$
(e) Senior Notes Interest Reserve Account Deficit Amount
Series 2019-1/2018-1/2017-1/2015-1 Senior Notes Interest Reserve Account Deficit Amount	$
(f) Cash Trapping Amount
Series 2019-1/2018-1/2017-1/2015-1 Cash Trapping Amount	$
(g) Allocation of funds for payment of Scheduled Principal on Senior Notes
Allocated to Series 2019-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
Allocated to Series 2019-1 Class A-2 Notes	$
(h) Allocation of funds for payment of principal on Senior Notes following Rapid Amortization Event
Allocated to Series 2019-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
Allocated to Series 2019-1 Class A-2 Notes	$
(i) Class A-1 Senior Notes Other Amounts
Class A-1 Senior Notes Other Amounts	$
(j) Senior Notes Quarterly Contingent Additional Interest Amounts
Series 2019-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2019-1 Class A-2 Quarterly Contingent Additional Interest	$

Adjustment Amounts for Quarterly Payment Date

Class A-1 Senior Notes Interest Adjustment Amount	$
Class A-1 Senior Notes Commitment Fee Adjustment Amount	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Reserve Accounts

Quarterly Collection Period
Available Senior Notes Interest Reserve Account Amount as of the last Business Day of the preceding Quarterly Collection Period	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Withdrawal related to Legal Final Maturity Date	$
Other Released Amounts	$
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (10) of Priority of Payments	$

Available Senior Notes Interest Reserve Account Amount as of the last Business Day of the current Quarterly Collection Period	$

Available Cash Trap Reserve Account Amount as of the last Business Day of the preceding Quarterly Collection Period	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Senior Subordinated Notes Aggregate Quarterly Interest	$
Senior Notes Aggregate Scheduled Principal	$
Senior Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Subordinated Notes Aggregate Quarterly Interest	$
Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Servicer and Manager Advances	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to Adjusted Repayment Date	$
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (16) of Priority of Payments	$

Available Cash Trap Reserve Account Amount as of the last Business Day of the current Quarterly Collection Period	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Manager’s Statement this

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Dates / Periods

Next Quarterly Payment Date

Quarterly Collection Period
Beginning Date
Ending Date

Weekly Collection Period
Beginning Date
Ending Date

Weekly Allocation Date

Collections and Retained Collections

Weekly Collection Period
Collections
Franchisee Payments
Domestic Continuing Franchise Fees	$
International Continuing Franchise Fees	$
Initial Franchise Fees	$
Other Franchise Fees	$
PULSE Maintenance Fees	$
PULSE License Fees	$
Technology Fees	$
Franchisee Insurance Proceeds	$
Other Franchisee Payments	$
Company-Owned Stores License Fees	$
Third-Party License Fees	$
Product Purchase Payments	$
Co-Issuers Insurance Proceeds	$
Asset Disposition Proceeds	$
Excluded Amounts	$
Other Collections	$
Investment Income	$
HoldCo L/C Agreement Fee Income	$
Total Collections during Weekly Collection Period	$

LESS: Excluded Amounts
Advertising Fees	$
Company-Owned Stores Advertising Fees	$
Third-Party Matching Expenses	$
Product Purchase Payments	$
Bank Account Expenses	$
PLUS: Weekly Distributor Profit Amount	$
Retained Collections Contributions	$

Retained Collections during Weekly Collection Period	$

Indemnification Payments received during Weekly Collection Period	$
Real Estate Disposition Proceeds	$
Manager Advances	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Fees, Expenses and Debt Service

Fees and expenses payable on Weekly Allocation Date
Servicing Fees, Liquidation Fees and Workout Fees	$
Weekly Management Amount	$
Manager Advances Reimbursement Amount	$
PULSE Maintenance Fees	$
Technology Fees
Capped Securitization Operating Expenses Amount	$
Post-Default Capped Trustee Expenses Amounts	$
Capped Class A-1 Senior Notes Administrative Expenses Amount	$
Supplemental Management Fee	$
Excess Securitization Operating Expenses Amount	$
Excess Class A-1 Senior Notes Administrative Expenses Amount	$
Class A-1 Senior Notes Other Amounts	$

Accrued amounts related to Notes
Senior Notes Accrued Quarterly Interest Amount	$
Senior Subordinated Notes Accrued Quarterly Interest Amount	$
Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount	$
Senior Notes Interest Reserve Account Deficit Amount	$
Senior Subordinated Notes Interest Reserve Account Deficit Amount	$
Senior Notes Accrued Targeted Principal Payments Amount	$
Senior Subordinated Notes Accrued Targeted Principal Payments Amount	$
Subordinated Notes Accrued Quarterly Interest Amount	$
Subordinated Notes Accrued Targeted Principal Payments Amount	$
Senior Notes Accrued Quarterly Contingent Additional Interest Amount	$
Senior Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount	$
Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount	$
Weekly Aggregate Extension Prepayment Amount	$

Principal Balances
Series 2019-1 Class A-1 Advance Notes outstanding
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2019-1 Class A-1 Swingline Notes outstanding
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2019-1 Class A-1 L/C Notes outstanding
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2015-1 Class A-2-II Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2017-1 Class A-2-I Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2017-1 Class A-2-II Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2017-1 Class A-2-III Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2018-1 Class A-2-I Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2018-1 Class A-2-II Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Series 2019-1 Class A-2 Notes Outstanding Principal Amount
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Senior Subordinated Notes outstanding
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$
Subordinated Notes outstanding
As of Beginning of Weekly Collection Period	$
As of End of Weekly Collection Period	$

Non-Amortization Test
Non-Amortization Period
Date of Non-Amortization Period Commencement

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Weekly Allocation of Funds

Funds Available

Weekly Collection Period
Retained Collections			$
Indemnification and Real Estate Disposition Proceeds Payments			$

Triggers
Cash Trapping Percentage
Rapid Amortization Period

Weekly Allocation
i.		Indemnification and Real Estate Disposition Proceeds Payments to Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$

ii.	a.	Reimbursement of Servicing Advances first to the Trustee, then to the Servicer	$
	b.	Reimbursement of Manager Advances to the Manager	$
	c.	Servicing Fees, Liquidation Fees and Workout Fees to the Servicer	$

iii.		Successor Manager Transition Expenses	$

iv.	a.	Weekly Management Fee Amount	$
	b.	PULSE Maintenance Fees	$
	c.	Technology Fees	$

v.	a.	Capped Securitization Operating Expenses Amount to Master Issuer	$
	b.	Post-Default Capped Trustee Expenses Amount to Trustee	$

vi.	a.	Senior Notes Accrued Interest Amount to the Senior Notes Interest Account	$
	b.	Series Hedge Payment Amount to the Series Hedge Payment Account	$

vii.		Class A-1 Senior Notes Accrued Commitment Fees to Class A-1 Senior Notes Commitment Fees Account	$

viii.		Capped Class A-1 Senior Notes Administrative Expenses Amount to the Administrative Agent	$

ix.		Senior Subordinated Notes Accrued Interest Amount to the Senior Subordinated Notes Interest Account	$

x.		Senior Notes Interest Reserve Account Deficit Amount to the Senior Notes Interest Reserve Account	$

xi.		Senior Subordinated Notes Interest Reserve Account Deficit Amount to the Senior Subordinated Notes Interest Reserve Account	$

xii.	a.	Senior Notes Accrued Scheduled Principal Payments Amount to the Senior Notes Principal Payment Account	$
	b.	Senior Notes Scheduled Principal Payments Deficiency Amount to the Senior Notes Principal Payment Account	$

xiii.		Senior Notes Scheduled Principal Catch-Up Amount	$

xiv.	a.	Supplemental Management Fee to the Manager	$
	b.	Weekly Distribution Services Reimbursement Amount	$

xv.

If no Rapid Amortization Period is continuing, if a Class A-1 Senior Notes Amortization Event is continuing all remaining funds to the Senior Notes Principal Payments Account for the Class A-1 Senior Notes

$

xvi.		If no Rapid Amortization Period is continuing, deposit of Cash Trapping Amount to Cash Trap Reserve Account	$

xvii.		If a Rapid Amortization Period is continuing, all remaining funds to Senior Notes Principal Payments Account	$

xviii.	a.	Senior Subordinated Notes Accrued Scheduled Principal Payments Amount to the Senior Subordinated Notes Principal Payment Account	$
	b.	Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount to the Senior Subordinated Notes Principal Payment Account	$

xix.		Senior Subordinated Notes Scheduled Principal Catch-Up Amount	$

xx.		If Rapid Amortization Period, all remaining funds allocated to Senior Subordinated Notes Principal Payments Account	$

xxi.		Excess Securitization Operating Expenses Amount	$

xxii.		Excess Class A-1 Senior Notes Administrative Expenses Amounts	$

xxiii.		Class A-1 Senior Notes Other Amounts	$

xxiv.		Subordinated Notes Accrued Quarterly Interest Amount	$

xxv.		Subordinated Notes Accrued Scheduled Principal Payments Amount	$

xxvi.		Subordinated Notes Scheduled Principal Catch-Up Amount	$

xxvii.		If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account	$

xxviii.		Senior Notes Accrued Post-ARD Contingent Interest Amount to the Senior Notes Post-ARD Contingent Interest Account	$

xxix.		Senior Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Senior Subordinated Notes Post-ARD Contingent Interest Account	$

xxx.		Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Subordinated Notes Post-ARD Contingent Interest Account	$

xxxi.	a.	Series Hedge Payment Amount constituting termination payment to the Series Hedge Payment Account	$
	b.	Other amounts owed to Hedge Counterparty pursuant to Series Hedge Agreement	$

xxxii.		Payment of Environmental Remediation Expenses Amount	$

xxxiii.		Senior Notes unpaid premiums and make-whole premiums to Senior Notes Principal Payment Account	$

xxxiv.		Senior Subordinated Notes unpaid premiums and make-whole premiums to Senior Subordinated Notes Principal Payment Account	$

xxxv.		Subordinated Notes unpaid premiums and make-whole premiums to Subordinated Notes Principal Payment Account	$

xxxvi.		Weekly Equipment Purchasing Reimbursement Amount	$

xxxvii.		Manager direction to the Lease Concentration, Equipment Holder or Real Estate Holder Accounts	$

xxxviii.		Total Residual Amount	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Series Allocations

Weekly Collection Period
(a) Indemnification and Real Estate Disposition Proceeds Payments
Allocated to Series 2019-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
Allocated to Series 2019-1 Class A-2 Notes	$
(b) Senior Notes Accrued Quarterly Interest Amount
Series 2019-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Series 2019-1 Class A-2 Quarterly Interest	$
(c) Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amounts
Series 2019-1 Class A-1 Quarterly Commitment Fees	$
(d) Capped Class A-1 Senior Notes Administrative Expenses Amounts
Class A-1 Senior Notes Administrative Expenses	$
(e) Senior Notes Interest Reserve Account Deficit Amount
Series 2019-1/2018-1/2017-1/2015-1 Senior Notes Interest Reserve Account Deficit Amount	$
(f) Cash Trapping Amount
Series 2019-1/2018-1/2017-1/2015-1 Cash Trapping Amount	$
(g) Allocation of funds for payment of Scheduled Principal on Senior Notes
Allocated to Series 2019-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
Allocated to Series 2019-1 Class A-2 Notes	$
(h) Allocation of funds for payment of principal on Senior Notes following Rapid Amortization Event
Allocated to Series 2019-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
Allocated to Series 2019-1 Class A-2 Notes	$
(i) Class A-1 Senior Notes Other Amounts
Class A-1 Senior Notes Other Amounts	$
(j) Senior Notes Quarterly Contingent Additional Interest Amounts
Series 2019-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2019-1 Class A-2 Quarterly Contingent Additional Interest	$

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Reserve Account Amounts

Weekly Collection Period
Available Senior Notes Interest Reserve Account Amount as of Prior Weekly Allocation Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Withdrawal related to Legal Final Maturity Date	$
Other Released Amounts	$
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (10) of Priority of Payments	$

Available Senior Notes Interest Reserve Account Amount as of Current Weekly Allocation Date	$

Available Cash Trap Reserve Account Amount as of Prior Weekly Allocation Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Senior Subordinated Notes Aggregate Quarterly Interest	$
Senior Notes Aggregate Scheduled Principal	$
Senior Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Subordinated Notes Aggregate Quarterly Interest	$
Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Servicer and Manager Advances	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to Adjusted Repayment Date	$
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (16) of Priority of Payments	$

Available Cash Trap Reserve Account Amount as of Current Weekly Allocation Date	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Weekly Manager’s Certificate this

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:

EXHIBIT D

FORM OF CONFIRMATION OF REGISTRATION

Date:

[Name of Holder of Series 2019-1 Class A-1 Notes]

[Address of Holder of Series 2019-1 Class A-1 Notes]

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC Series 2019-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2019-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (as amended, modified or supplemented from time to time, the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of November 19, 2019 (as amended, modified or supplemented from time to time, the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2019-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2019-1 Class A-1 Note Purchase Agreement identified in Annex A to the Series 2019-1 Supplement, as applicable.

We hereby confirm that the Registrar has registered the aggregate principal amount of the Subclass of the Series 2019-1 Class A-1 Notes specified below, in the name specified below, in the Note Register. This Confirmation of Registration is provided for informational purposes only; ownership of each Uncertificated Series 2019-1 Class A-1 Note shall be determined conclusively by the Note Register. To the extent of any conflict between this Confirmation of Registration and the Note Register, the Note Register shall control. This is not a security certificate or evidence of ownership.

Uncertificated Series 2019-1 Class A-1 Notes: [Advance Note][Swingline Note][L/C Note]

Maximum Principal Amount: U.S.$[__]

Registered Name: [__]

Date: [__]

CITIBANK, N.A., as Trustee and Registrar

By:
Authorized Signatory

Exh D-1